AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2016

File No. 033-80514

File No. 811-08572

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 45	☒
AND
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 46	☒

BISHOP STREET FUNDS

(Exact Name of Registrant as Specified in Charter)

101 FEDERAL STREET

BOSTON, MASSACHUSETTS 02110

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code:

1-888-462-5386

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

Sean Graber, Esquire	Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP	c/o SEI Investments
1701 Market Street	One Freedom Valley Drive
Philadelphia, Pennsylvania 19103	Oaks, Pennsylvania 19456

It is proposed that this filing become effective (check appropriate box)

☒	Immediately upon filing pursuant to paragraph (b)

☐	On [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On [date] pursuant to paragraph (a)(2) of Rule 485

CLASS I SHARES

PROSPECTUS

MAY 1, 2016

STRATEGIC GROWTH FUND (BSRIX)

DIVIDEND VALUE FUND (BSLIX)

HIGH GRADE INCOME FUND (BSHGX)

HAWAII MUNICIPAL BOND FUND (BSHIX)

SHORT-DURATION BOND FUND (BSSDX)

INVESTMENT ADVISER:

BISHOP STREET CAPITAL MANAGEMENT

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Your Avenue To Sound Investment

ABOUT THIS PROSPECTUS

Bishop Street Strategic Growth Fund	2

Bishop Street Dividend Value Fund	6

How to Obtain More Information About Bishop Street Funds	Back Cover

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BISHOP STREET STRATEGIC GROWTH FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.74%

Other Expenses		0.66%

Shareholder Servicing Fees	0.25%

Other Operating Expenses	0.41%

Total Annual Fund Operating Expenses		1.40%

Less Fee Waivers and/or Expense Reimbursements		(0.15)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements*		1.25%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) from exceeding 1.25% of the Fund’s average daily net assets through April 30, 2017 (Contractual Expense Limitation). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board of Trustees (Board) of Bishop Street Funds (Trust) may permit the Adviser to receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2017.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$428	$752	$1,667

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of U.S. and foreign companies. The Fund invests primarily in common stocks of companies that Columbia Management Investment Advisers, LLC (Sub-Adviser) believes have the potential for long-term growth. The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by foreign companies. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the consumer discretionary, healthcare, and the information technology and technology-related sectors. The Fund may invest in companies that have market capitalizations of any size.

The Sub-Adviser combines fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing the Fund’s portfolio. In selecting investments, the Sub-Adviser considers, among other factors:

•	overall economic and market conditions; and

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

■■■	PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by

2

investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Focused Portfolio Risk

Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

■	Foreign Securities Risk

Foreign securities involve additional risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, and unfavorable political or legal developments. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

■	Growth Securities Risk

Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Quantitative Model Risk

Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

■	Sector Risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer discretionary, healthcare, and the information technology and technology-related sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Prior to October 14, 2013, the Fund was managed by a different sub-adviser with a different strategy; therefore, the past performance shown below may have differed had the Fund’s current sub-adviser been managing the Fund with the current strategy. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
16.09%	(23.70)%
(06/30/09)	(12/31/08)

The performance information shown above is based on a calendar year. The Fund’s performance information from 1/1/16 to 3/31/16 was 11.83%.

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The following table compares the Fund’s average annual total returns to those of the Russell 1000® Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Return Before Taxes	7.77%	11.04%	6.46%
Return After Taxes on Distributions	5.30%	8.68%	4.96%
Return After Taxes on Distributions and Sale of Fund Shares	6.29%	8.33%	5.01%
Russell 1000® Growth Index Return (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Columbia Management Investment Advisers, LLC serves as investment sub-adviser to the Fund. Messrs. Thomas M. Galvin, senior portfolio manager and Head of Focused Large Cap Growth of the Sub-Adviser, and Todd D. Herget and Richard A. Carter, senior portfolio managers of the Sub-Adviser, have co-managed the Fund since 2013.

■■■	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in an IRA. There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

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BISHOP STREET DIVIDEND VALUE FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return, consisting of current income and capital appreciation.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.74%

Other Expenses		0.64%

Shareholder Servicing Fees	0.25%

Other Operating Expenses	0.39%

Total Annual Fund Operating Expenses		1.38%

Less Fee Waivers and/or Expense Reimbursements		(0.33)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements*		1.05%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) from exceeding 1.05% of the Fund’s average daily net assets through April 30, 2017 (Contractual Expense Limitation). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board of Trustees (Board) of Bishop Street Funds (Trust) may permit the Adviser to receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2017.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$404	$724	$1,629

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing (dividend-paying) equity securities. The Fund invests primarily in common stocks, but may invest in other types of equity securities, including preferred stocks and convertible securities. The Fund invests principally in securities of companies that Columbia Management Investment Advisers, LLC (Sub-Adviser) believes are undervalued, but may also invest in securities of companies that the Sub-Adviser believes have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated below investment grade or are unrated but determined by the Sub-Adviser to be of comparable quality (commonly referred to as “high yield securities” or “junk” bonds). The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by foreign companies.

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. In selecting investments, the Sub-Adviser considers, among other factors:

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in

6

management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

•	overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

■■■	PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Changing Distribution Level Risk

The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

■	Convertible Securities Risk

Convertible securities are subject to the usual risks associated with fixed income securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to equity risk.

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term and longer-duration securities are generally more volatile, so the maturity and duration of securities affects their risk. Given the historically low interest rate environment, risks associated with rising rates are heightened. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the rating of the security, the greater the credit risk.

■	Foreign Securities Risk

Foreign securities involve additional risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, and unfavorable political or legal developments. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

■	High Yield Risk

Compared with investment-grade bonds, high yield bonds carry a greater risk of default or downgrade and are more volatile. High yield bonds may also be less liquid and more difficult to value.

■	Investment Style Risk

The Fund may invest in either “growth” and/or “value” stocks. The value of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other types of securities. With value stocks, the assessment of a company’s value or prospects for exceeding earnings expectations or market conditions may be wrong. In addition, over time, growth or value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Preferred Stock Risk

Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to changes in interest rates and equity risk.

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■	Quantitative Model Risk

Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

■	Small- and Mid-Cap Company Securities Risk

Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Prior to February 1, 2010, the Fund’s principal investment strategy was to invest at least 80% of its net assets (plus any borrowings for investment purposes) in large-cap equity securities; therefore, the past performance shown below may have differed had the Fund’s current investment strategy been in effect. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
17.39%	(24.61)%
(06/30/09)	(12/31/08)

The performance information shown above is based on a calendar year. The Fund’s performance information from 1/1/16 to 3/31/16 was 3.27%.

The following table compares the Fund’s average annual total returns to those of the Russell 1000® Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	Since Inception (5/3/2006)
Return Before Taxes	0.44%	11.41%	5.37%
Return After Taxes on Distributions	(0.30)%	10.88%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares	0.24%	9.01%	4.20%
Russell 1000® Value Index Return (reflects no deduction for fees, expenses or taxes)	(3.83)%	11.27%	5.51%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Columbia Management Investment Advisers, LLC serves as investment sub-adviser to the Fund. Mr. Scott L. Davis, Mr. Michael S. Barclay and Mr. Peter Santoro, senior portfolio managers of the Sub-Adviser, have managed the Fund since 2010, 2011 and 2014, respectively.

■■■	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in an IRA). There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

8

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BISHOP STREET HIGH GRADE INCOME FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high total return.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.55%

Other Expenses		0.66%

Shareholder Servicing Fees	0.25%

Other Operating Expenses	0.41%

Total Annual Fund Operating Expenses		1.21%

Less Fee Waivers and/or Expense Reimbursements		(0.45)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements*		0.76%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) from exceeding 0.76% of the Fund’s average daily net assets through April 30, 2017 (Contractual Expense Limitation). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board of Trustees (Board) of Bishop Street Funds (Trust) may permit the Adviser to receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2017.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$340	$622	$1,426

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

In seeking superior long-term performance, the Fund primarily invests at least 80% of its net assets (plus any borrowings for investment purposes) in high grade U.S. dollar-denominated debt obligations of domestic corporations and the U.S. government, its agencies or instrumentalities. High grade debt obligations are those rated in the three highest ratings categories by S&P or other nationally recognized statistical rating organizations, and include mortgage-backed, variable and floating rate instruments. The Fund may also invest up to 20% of its net assets in investment grade securities (securities rated BBB by S&P, BAA by Moody’s, or unrated equivalent). The portfolio management team anticipates that the Fund will maintain an average weighted maturity of 6 to 8 years. In determining whether to buy, sell or hold a security, the portfolio management team analyzes the security relative to the risk characteristics of the portfolio as a whole. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy, the forecast on interest rates, sector and security valuations, and credit rating concerns.

■■■	PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional

10

risks that may affect the value of its shares, including, in alphabetical order:

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term and longer-duration securities are generally more volatile, so the maturity and duration of securities affects their risk. Given the historically low interest rate environment, risks associated with rising rates are heightened. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

■	Liquidity Risk

Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Mortgage-Backed Securities Risk

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities.

■	U.S. Government Securities Risk

The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

■	Valuation Risk

Valuation risk is the risk that certain securities may be difficult to value.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
6.88%	(2.75)%
(12/31/08)	(06/30/13)

The performance information shown above is based on a calendar year. The Fund’s performance information from 1/1/16 to 3/31/16 was 3.22%.

The following table compares the Fund’s average annual total returns to those of the Barclays Capital U.S. Government/Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Fund Return Before Taxes	0.37%	3.02%	4.71%
Fund Return After Taxes on Distributions	(0.77)%	1.68%	3.14%
Fund Return After Taxes on Distributions and Sale of Fund Shares	0.33%	1.97%	3.22%
Barclays Capital U.S. Government/Credit Index Return (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	4.47%

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■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Mr. Michael K. Hirai, CFA, President, Chief Investment Officer and Director, and Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, have co-managed the Fund since 2006.

■■■	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in an IRA). There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BISHOP STREET HAWAII MUNICIPAL BOND FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income exempt from federal and Hawaii state income taxes.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.35%

Other Expenses		0.63%

Shareholder Servicing Fees	0.25%

Other Operating Expenses	0.38%

Total Annual Fund Operating Expenses		0.98%

Less Fee Waivers and/or Expense Reimbursements		(0.43)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements*		0.55%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) from exceeding 0.55% of the Fund’s average daily net assets through April 30, 2017 (Contractual Expense Limitation). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board of Trustees (Board) of Bishop Street Funds (Trust) may permit the Adviser to receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2017.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$269	$500	$1,162

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund’s assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund’s portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio managers give special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy and any direct impact on budget cash flows, debt ratios, and credit ratings.

■■■	PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by

14

investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Concentration Risk

The Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term and longer-duration securities are generally more volatile, so the maturity and duration of securities affects their risk. Given the historically low interest rate environment, risks associated with rising rates are heightened. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

■	Liquidity Risk

Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

■	Non-Diversification Risk

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

■	Tax Risk

Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws,

adverse interpretations by the Internal Revenue Service (IRS) or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

■	Valuation Risk

Valuation risk is the risk that certain securities may be difficult to value.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
5.33%	(4.11)%
(09/30/09)	(12/31/10)

The performance information shown above is based on a calendar year. The Fund’s Class I Shares’ performance information from 1/1/16 to 3/31/16 was 1.29%.

The following table compares the Fund’s Class I Shares’ average annual total returns to those of the Barclays Capital Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

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Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Fund Return Before Taxes	2.61%	3.98%	3.68%
Fund Return After Taxes on Distributions	2.44%	3.91%	3.63%
Fund Return After Taxes on Distributions and Sale of Fund Shares	2.77%	3.76%	3.61%
Barclays Capital Municipal Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.30%	5.35%	4.72%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, has managed the Fund since 2007. Mr. Michael K. Hirai, CFA, President, Chief Investment Officer and Director, has managed the Fund since 2016.

■■■	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in an IRA). There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

■■■	TAX INFORMATION

The Fund intends to distribute income that is exempt from both regular federal and Hawaii state income taxes.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BISHOP STREET SHORT-DURATION BOND FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Bishop Street Short-Duration Bond Fund (the “Fund”) is to provide high total return, consistent with the preservation of capital and the maintenance of liquidity.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)		1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.25%

Other Expenses		0.30%

Shareholder Servicing Fees	0.10%

Other Operating Expenses[1]	0.20%

Total Annual Fund Operating Expenses		0.55%

[1]	Other Operating Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance.

■■■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this policy, bonds include a variety of fixed-income securities, including mortgage-backed securities, issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including government-sponsored enterprises. The Fund only invests in securities that are rated investment-grade by at least one major nationally recognized statistical rating organization at the time of purchase.

The Fund may invest in securities with any maturity or duration, but seeks to maintain an average duration similar to that of the Barclays Capital 1-3 Year U.S. Government Index, which generally ranges between zero and three years. Duration measures how changes in interest rates affect the value of a fixed income security. For example, a three-year duration means that the fixed income security will decrease in value by 3% if interest rates rise 1%, and increase in value by 3% if interest rates fall 1%. Thus, the shorter the duration, the less volatile the security.

In determining which securities to buy and sell for the Fund, the Adviser considers a security’s yield, maturity, duration, asset class and issuer, and invests in those securities that it believes offer the Fund the best opportunity to achieve its investment objective.

■■■	PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term and longer-duration securities are generally more volatile, so the maturity and duration of securities affects their risk. Given the historically low interest rate environment, risks associated with rising rates are heightened. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

18

■	Liquidity Risk

Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Mortgage-Backed Securities Risk

In addition to the general risks associated with fixed income securities, mortgage-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, maturity and duration of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

■	U.S. Government Securities Risk

The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

■	Valuation Risk

Valuation risk is the risk that certain securities may be difficult to value.

■■■	PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Messrs. Michael K. Hirai, CFA, President, Chief Investment Officer and Director, and Joshua Lam, Vice President and Portfolio Manager, have co-managed the Fund since its inception in 2016.

■■■	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $10,000 ($5,000 for those investing in an IRA). Subsequent investments must be at least $500. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT RISK

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its investment goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Hawaii Municipal Bond Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

■■■	CHANGING DISTRIBUTION LEVEL RISK

(Dividend Value Fund)

The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

■■■	CONCENTRATION RISK

(Hawaii Municipal Bond Fund)

The Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

■■■	CONVERTIBLE SECURITIES RISK

(Dividend Value Fund)

Convertible securities are subject to interest rate risk, credit risk and market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

■■■	EQUITY RISK

(Strategic Growth Fund and

Dividend Value Fund)

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks

20

that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

■■■	FIXED INCOME RISK

(Dividend Value Fund,

High Grade Income Fund,

Hawaii Municipal Bond Fund and

Short-Duration Bond Fund)

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. Income from a Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio. Current market conditions may pose heightened risks for the Funds. While the U.S. is experiencing historically low interest rates, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market. Fixed income securities may also be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Since each Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

■	High Yield Risk

(Dividend Value Fund)

High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and tend to be more sensitive to credit risk, which is more likely to weaken the ability of the issuers to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk

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bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

■	Mortgage-Backed Securities Risk

(High Grade Income Fund and

Short-Duration Bond Fund)

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

■	Municipal Issuer Risk

(High Grade Income Fund and

Hawaii Municipal Bond Fund)

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

■	U.S. Government Securities Risk

(High Grade Income Fund and

Short-Duration Bond Fund)

U.S. government securities may differ in their interest rates, maturities, times of issuance, and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its obligations to decline. While Treasury securities are backed by the full faith and credit of the U.S. government, obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government securities may underperform other segments of the fixed income market or the fixed income market as a whole.

■■■	FOCUSED PORTFOLIO RISK

(Strategic Growth Fund)

The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value (NAV) and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

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■■■	FOREIGN SECURITIES RISK

(Strategic Growth Fund and

Dividend Value Fund)

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (SEC) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

■■■	GROWTH SECURITIES RISK

(Strategic Growth Fund)

Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

■■■	INVESTMENT STYLE RISK

(Dividend Value Fund)

Growth stocks are stocks that are believed to have above-average rates of earnings growth and that, therefore, may experience above-average increases in stock price. Because growth stocks typically trade at a higher multiple of earnings than other types of stocks, the value of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other types of securities. Value stocks are stocks of companies that are believed to be undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. With value stocks, if the assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time. Over time, growth or value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.

■■■	LIQUIDITY RISK

(Short-Duration Bond Fund,

High Grade Income Fund and

Hawaii Municipal Bond Fund)

Certain debt obligations may be difficult or impossible to sell at the time and price that a Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

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■■■	MANAGEMENT RISK

(All Funds)

Each Fund’s management uses specific investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by management in using these strategies may not produce the results expected by management, may cause a Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives.

■■■	NON-DIVERSIFICATION RISK

(Hawaii Municipal Bond Fund)

Because the Fund is non-diversified, it can take larger positions in securities of any one issuer with respect to its entire portfolio. The assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified fund because the Fund may be more susceptible to changes in the financial condition of an issuer, as well as to any single political, regulatory or economic occurrence affecting an issuer.

■■■	PREFERRED STOCK RISK

(Dividend Value Fund)

Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to changes in interest rates and equity risk.

■■■	QUANTITATIVE MODEL RISK

(Strategic Growth Fund and

Dividend Value Fund)

The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in a Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

■■■	SECTOR RISK

(Strategic Growth Fund)

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer discretionary, healthcare, and the information technology and technology-related sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer

24

discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

■■■	SMALL- AND MID-CAP COMPANY SECURITIES RISK

(Dividend Value Fund)

Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

■■■	TAX RISK

(Hawaii Municipal Bond Fund)

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of

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bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. The Internal Revenue Service (IRS) also may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify a previously distributed exempt-interest dividend as a taxable ordinary income dividend. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and are not expected to be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to tax rates applicable to capital gains. Shares of the Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Fund.

■■■	VALUATION RISK

(Short-Duration Bond Fund,

High Grade Income Fund and

Hawaii Municipal Bond Fund)

The prices provided by the Funds’ pricing service or independent dealers or the fair value determinations made by the Trust’s Fair Value Pricing Committee may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of each Fund, except the Dividend Value Fund, is a fundamental policy and cannot be changed without shareholder approval.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in the Funds’ Statement of Additional Information (SAI) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the portfolio managers believe that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT INDICES

As noted earlier in this prospectus, each Fund compares its average annual total returns to those of a broad based market index. An index measures the market prices of a specific group of securities in

26

a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower. The indices used by the Funds, and a description of those indices, are provided below.

Fund	Index
Strategic Growth Fund	Russell 1000® Growth Index

Dividend Value Fund	Russell 1000® Value Index

High Grade Income Fund	Barclays Capital U.S. Government/Credit Index

Hawaii Municipal Bond Fund	Barclays Capital Municipal Bond Index

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of

U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade BBB- or higher, with maturities of at least one year.

The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds that are rated investment grade BBB- or higher with maturities of at least one year.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. The portfolio holdings for the Funds are disclosed in the Quarterly Holdings Report, which is available on the Funds’ website at www.bishopstreetfunds.com.

INVESTMENT ADVISER AND SUB-ADVISER

■■■	INVESTMENT ADVISER

The Funds’ adviser, Bishop Street Capital Management, is a Hawaii corporation established in 1999 with its principal place of business located at 999 Bishop Street, Honolulu, Hawaii 96813. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (Advisers Act) and is a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. As of March 31, 2016, the Adviser had approximately $281.2 million in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. For its advisory services to the Funds, the Adviser is

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entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (based on average daily net assets):

Strategic Growth Fund	0.74%

Dividend Value Fund	0.74%

High Grade Income Fund	0.55%

Hawaii Municipal Bond Fund	0.35%

Short-Duration Bond Fund	0.25%

Through April 30, 2017, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of Class I Shares of each Fund (except the Short-Duration Bond Fund) as follows:

Strategic Growth Fund	1.25%

Dividend Value Fund	1.05%

High Grade Income Fund	0.76%

Hawaii Municipal Bond Fund	0.55%

If at any point total annual Fund operating expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board may permit the Adviser to receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Fund’s Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place.

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.55% of the average daily net assets of Class I Shares of the Short-Duration Bond Fund. The Adviser intends to continue these fee reductions and expense reimbursements until further notice, but may discontinue them at any time.

In addition to the expense limitation agreements described above, the Funds’ administrator and distributor may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Funds’ actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Class I Shares (based on average daily net assets) for the fiscal year ended December 31, 2015 were as follows:

Strategic Growth Fund	1.17%

Dividend Value Fund	1.05%

High Grade Income Fund	0.76%

Hawaii Municipal Bond Fund	0.55%

Short-Duration Bond Fund	N/A1

[1]	The Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015.

For the fiscal year ended December 31, 2015, the Funds paid advisory fees to the Adviser in the following amounts (based on average daily net assets):

Strategic Growth Fund	0.74%

Dividend Value Fund	0.64%

High Grade Income Fund	0.33%

Hawaii Municipal Bond Fund	0.20%

Short-Duration Bond Fund	N/A1

[1]	The Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015.

The Adviser oversees the Sub-Adviser to ensure compliance with the Strategic Growth and Dividend Value Funds’ investment policies and

28

guidelines, and monitors the Sub-Adviser’s adherence to its investment styles. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives.

The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements for the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund and the investment sub-advisory agreements for the Strategic Growth Fund and Dividend Value Fund will be included in the Funds’ Semi-Annual Report to Shareholders dated June 30, 2016, which will cover the period from January 1, 2016 to June 30, 2016. A discussion regarding the basis for the Board’s approval of the Short-Duration Bond Fund’s investment advisory agreement will be included in the Short-Duration Bond Fund’s initial Semi-Annual Report to Shareholders dated June 30, 2016, which will cover the period from the Fund’s inception to June 30, 2016.

■■■	INVESTMENT SUB-ADVISER

Columbia Management Investment Advisers, LLC (Sub-Adviser or CMIA), a Minnesota limited liability company established in 2005, serves as the sub-adviser for the Strategic Growth Fund and the Dividend Value Fund and manages each Fund’s assets on a day-to-day basis. CMIA, located at 225 Franklin Street, Boston, MA 02110, is an investment adviser registered with the SEC under the Advisers Act and is a wholly-owned subsidiary of Ameriprise Financial, Inc., located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474. CMIA’s management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds,

CMIA acts as investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. In rendering investment advisory services, CMIA may use the research and other expertise of other affiliates and third parties in managing the Funds’ investments. As of March 31, 2016, CMIA had assets under management of approximately $327.7 billion.

The Adviser and CMIA are parties to a sub-advisory agreement dated October 14, 2013, under which CMIA provides sub-advisory services to the Strategic Growth Fund and the Dividend Value Fund (CMIA Sub-Advisory Agreement). Under the CMIA Sub-Advisory Agreement, CMIA is entitled to fees calculated daily and paid monthly at the following annual rate: 0.36% on the first $75 million of each Fund’s net assets; 0.35% on the next $75 million of each Fund’s net assets; 0.325% on the next $100 million of each Fund’s net assets; 0.30% on the next $250 million of each Fund’s net assets; and 0.25% on each Fund’s assets over $500 million. These fees are paid by the Adviser; CMIA receives no sub-advisory fees directly from either Fund.

■■■	PORTFOLIO MANAGERS

Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund and High Grade Income Fund. Ms. Carias joined Bishop Street Capital Management in 1999 and has served in various capacities with the Adviser and/or the Adviser’s affiliates for over twenty-five years. She has 20 years of investment management experience and holds a B.A. in Accounting from Chaminade University. She is a director of CFA Hawaii and currently serves as Program Development Chair.

Michael K. Hirai, CFA, Bishop Street Capital Management, is President, Chief Investment Officer and Director of the Adviser and also serves

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as co-portfolio manager of the High Grade Income Fund, Hawaii Municipal Bond Fund and Short-Duration Bond Fund. Mr. Hirai joined Bishop Street Capital Management in 2004 and has over 32 years of management experience serving in senior roles with investment firms in Los Angeles and Honolulu. Mr. Hirai holds an M.B.A. from the University of Southern California and a B.B.A. in finance from the University of Hawaii.

Joshua Lam, Bishop Street Capital Management, Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Short-Duration Bond Fund. Mr. Lam joined Bishop Street Capital Management in 2011 and has over 15 years of experience managing fixed income and derivative portfolios for both institutions and high-net worth individuals, having previously helped to manage the convertible bond fund at San-Francisco based hedge fund Symphony Asset Management. Prior to that, he was an Assistant Portfolio Manager at Polaris Advisors, a convertible bond hedge fund located outside of Philadelphia. Mr. Lam holds a B.A. from the University of Pennsylvania.

Thomas M. Galvin, CFA, of CMIA, serves as the Strategic Growth Fund’s lead manager. Mr. Galvin is a senior portfolio manager and Head of Focused Large Cap Growth of CMIA and has been a portfolio manager of the Fund since 2013. Mr. Galvin joined CMIA in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Galvin began his investment career in 1983 and earned an undergraduate degree in finance from Georgetown University and an M.B.A. from New York University.

Todd D. Herget, of CMIA, serves as the Strategic Growth Fund’s co-portfolio manager. Mr. Herget is a senior portfolio manager of CMIA and has been a portfolio manager of the Fund since 2013. Mr. Herget joined CMIA in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1998. Mr. Herget began his investment career in 1998 and earned a B.S. from Brigham Young University and an M.B.A. from the University of Notre Dame.

Richard A. Carter, of CMIA, serves as the Strategic Growth Fund’s co-portfolio manager. Mr. Carter is a senior portfolio manager of CMIA and has been a portfolio manager of the Fund since 2013. Mr. Carter joined CMIA in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Carter began his investment career in 1993 and earned a B.A. from Connecticut College.

Scott L. Davis, of CMIA, serves as the Dividend Value Fund’s lead manager. Mr. Davis is a senior portfolio manager of CMIA and has been a portfolio manager of the Fund since 2010. Mr. Davis joined CMIA in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1985. Mr. Davis began his investment career in 1980 and earned a B.A. from American International College and an M.A. from the University of Connecticut.

Michael S. Barclay, CFA, of CMIA, serves as the Dividend Value Fund’s co-portfolio manager. Mr. Barclay is a senior portfolio manager of CMIA and has been a portfolio manager of the Fund since 2011. Mr. Barclay joined CMIA in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2006. Mr. Barclay began his investment career in 1991 and earned a B.A. and a Master of Public Administration (M.P.A.) from Cornell University.

Peter Santoro, CFA, of CMIA, serves as the Dividend Value Fund’s co-portfolio manager.

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Mr. Santoro is a senior portfolio manager of CMIA and has been a portfolio manager of the Fund since 2014. Mr. Santoro joined CMIA in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Santoro began his investment career in 1996 and earned a B.A. from Amherst College.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

■■■	ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciaries or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

Class I Shares of the Funds are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

■■■	HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

■	Mail;
■	Telephone;
■	Wire; or
■	Direct Deposit.

To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105).

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by the Funds after the Funds’ transfer agent receives the order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

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Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Other Policies – Excessive Trading.”

The price per share (the offering price) will be the NAV per share next determined after a Fund receives your purchase order. A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Fund’s NAV is calculated once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day’s NAV, generally a Fund must receive your purchase order by 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Funds reserve the right to calculate NAV as of the earlier closing time.

How the Funds Calculate NAV

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board.

Fair Value Pricing

The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time each Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on

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their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Purchases & Automatic Investment Plans

You may open an account with the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund with a $1,000 minimum initial investment per Fund ($500 for those investing in an IRA). You may open an account with the Short-Duration Bond Fund with a $10,000 minimum initial investment ($5,000 for those investing in an IRA). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). A Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments in the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund. Subsequent investments in the Short-Duration Bond Fund must be at least $500.

If you have a checking or savings account, you may establish an AIP and open an account with the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund or Hawaii Municipal Bond Fund with a $100 minimum initial investment, and open an account with the Short-Duration Bond Fund with a $2,500 minimum initial investment. You may then begin regularly scheduled investments of at least $50 per month in the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund or Hawaii Municipal

Bond Fund, or at least $250 per month in the Short-Duration Bond Fund, through automatic deductions from your checking or savings accounts.

■■■	HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by the Funds after the Funds’ transfer agent receives the order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you are requesting to sell more than $5,000 of your shares, your request must be in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program (Eligible Guarantors). For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you are requesting money to be wired to a bank account that has changed in the last 30 days, you

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want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and the original guarantee must be provided. Signature guarantees are for the protection of Fund shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact the Funds at 1-800-262-9565 for more information.

The Funds participate in the Paperless Legal Program (Program), which allows the transfer agent to rely on Eligible Guarantors, through the Medallion Signature Guarantee process, in authenticating and processing redemption requests. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

The sale price of each share will be the next determined NAV after the Funds receive your request.

Systematic Withdrawal Plan

If you have at least $10,000 in the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund or Hawaii Municipal Bond Fund, or at least $50,000 in the Short-Duration Bond Fund, in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund or Hawaii Municipal Bond Fund, or at least $500 from the Short-

Duration Bond Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

Receiving Your Money

Normally, the Funds will send your sale proceeds within seven days after they receive your request.

Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your funds have cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in an IRA; $100 for those who have arranged to purchase shares through an AIP) because of redemptions, you may be required to sell your shares.

The Funds will give you at least 60 days’ written notice to give you time to add to your account and

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avoid the involuntary redemption of your shares. If your shares of the Short-Duration Bond Fund are redeemed for this reason within 30 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

■■■	HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of any Fund for Class I Shares of any other Fund on any Business Day by contacting the Funds directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ written notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds’ policy on excessive trading, see “Other Policies – Excessive Trading.”

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Funds receive your exchange request.

■■■	TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

■■■	BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (authorized institutions). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

OTHER POLICIES

Excessive Trading

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’

investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating a Fund’s NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than four “round trips” into or out of each Fund

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per calendar year. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the same Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•

A redemption fee of 1.00% of the value of the Short-Duration Bond Fund shares sold will be imposed on Short-Duration Bond Fund shares redeemed within 30 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fee”)

•

The Funds reserve the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their investment managers reasonably believe that the trading activity would be harmful or disruptive to the Funds.

The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in a bona fide asset allocation program.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. Although these policies are designed to deter frequent trading in the Funds, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

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Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Short-Duration Bond Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) retirement loans and withdrawals; and (v) systematic redemptions.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Funds will ask you to provide your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund’s next determined NAV.

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The Funds reserve the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-800-262-9565.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Shareholder Servicing Plan

The Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund have adopted a shareholder servicing plan that provides that the Funds may

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pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of each Fund’s Class I Shares. The Short-Duration Bond Fund has adopted a shareholder servicing plan that provides that the Short-Duration Bond Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund’s Class I Shares The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds’ shareholder servicing plan.

Other Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

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DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income, if any, as follows:

Declared Daily and Paid Monthly

High Grade Income Fund

Hawaii Municipal Bond Fund

Declared and Paid Quarterly

Strategic Growth Fund

Dividend Value Fund

Short-Duration Bond Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund’s shares for shares of a different Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short-term capital gain or loss, if you held the shares for 12 months or less, or long-term capital gain or loss, if you held the shares for longer.

The Hawaii Municipal Bond Fund intends to distribute exempt interest dividends that are exempt from both federal income taxation and Hawaii state taxation. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income tax purposes. Income exempt from federal taxation may nevertheless be subject to state and local taxation. Income from municipal bonds held by

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the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable. Shares of the Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Fund.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders should also carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

More information about taxes is in the SAI.

42

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Funds’ Class I Shares. This information is intended to help you understand each Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accounting firm, whose report for the year ended December 31, 2015, along with each Fund’s financial statements, is included in the Annual Report that accompanies the SAI. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-800-262-9565.

Because the Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015, financial highlights for this Fund are not available.

For a share outstanding throughout the years ended December 31,

		Investment Activities			Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Investment Activities from Operations	Net Investment Income	Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate
STRATEGIC GROWTH FUND
2015	$14.28	$(0.13)	$1.21	$1.08	$—	$(1.41)	$(1.41)	$13.95	7.77%	$39,428	1.17%	1.40%	(0.86)%	55%
2014	14.56	(0.12)	1.30	1.18	—	(1.46)	(1.46)	14.28	7.94	50,241	1.15	1.38	(0.83)	44
2013	13.56	(0.04)	4.59	4.55	—	(3.55)	(3.55)	14.56	35.03	56,998	1.17	1.40	(0.26)	130
2012	12.24	0.03	1.32 ††	1.35	(0.03)	—	(0.03)	13.56	11.05 ††	46,644	1.17	1.40	0.21	68
2011	12.65	(0.01)	(0.40)	(0.41)	—	—	—	12.24	(3.24)	50,413	1.16	1.39	(0.12)	53
DIVIDEND VALUE FUND
2015	$13.62	$0.22	$(0.17)	$0.05	$(0.22)	$—	$(0.22)	$13.45	0.44%	$46,246	1.05%	1.38%	1.62%	24%
2014	12.43	0.29	1.20	1.49	(0.30)	—	(0.30)	13.62	12.08	55,665	1.05	1.37	2.27	21
2013	9.83	0.21	2.61	2.82	(0.22)	—	(0.22)	12.43	28.84	61,460	1.05	1.38	1.87	13
2012	9.05	0.21	0.79	1.00	(0.22)	—	(0.22)	9.83	11.07	57,137	1.05	1.38	2.19	17
2011	8.68	0.19	0.37	0.56	(0.19)‡	—	(0.19)	9.05	6.53	58,686	1.05	1.38	2.16	11
HIGH GRADE INCOME FUND
2015	$10.05	$0.23	$(0.19)	$0.04	$(0.23)	$(0.06)	$(0.29)	$9.80	0.37%	$72,251	0.76%	1.21%	2.31%	24%
2014	9.78	0.23	0.33	0.56	(0.23)	(0.06)	(0.29)	10.05	5.77	74,642	0.76	1.20	2.32	28
2013	10.51	0.22	(0.50)	(0.28)	(0.22)	(0.23)	(0.45)	9.78	(2.69)	74,007	0.76	1.21	2.18	35
2012	10.44	0.26	0.26	0.52	(0.26)	(0.19)	(0.45)	10.51	5.05	85,771	0.76	1.20	2.47	39
2011	10.42	0.35	0.36	0.71	(0.34)	(0.35)	(0.69)	10.44	6.94	93,106	0.76	1.17	3.31	52
HAWAII MUNICIPAL BOND FUND
2015	$10.88	$0.29	$(0.01)	$0.28	$(0.29)	$(0.07)	$(0.36)	$10.80	2.61%	$127,712	0.55%	0.98%	2.64%	28%
2014	10.52	0.29	0.38	0.67	(0.29)	(0.02)	(0.31)	10.88	6.36	132,540	0.55	0.99	2.66	27
2013	11.13	0.29	(0.57)	(0.28)	(0.29)	(0.04)	(0.33)	10.52	(2.47)	126,289	0.55	1.01	2.72	29
2012	10.94	0.32	0.23	0.55	(0.32)	(0.04)	(0.36)	11.13	5.06	134,179	0.55	0.99	2.86	23
2011	10.41	0.36	0.53	0.89	(0.36)	—	(0.36)	10.94	8.72	130,345	0.55	0.97	3.41	32
(1)	Per share net investment income amount calculated using average shares.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
††	Includes payment by affiliate of $0.03 per share. If payments by affiliates were not made, total return would have been decreased by 0.27%.

‡	Includes return of capital of less than $0.01.

Amounts designated as “—” are either $0 or have been rounded to $0.

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INVESTMENT ADVISER

Bishop Street Capital Management

999 Bishop Street, 28th Floor

Honolulu, Hawaii 96813

SUB-ADVISER (STRATEGIC GROWTH FUND AND DIVIDEND VALUE FUND)

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Your Avenue To Sound Investment

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 1, 2016 includes detailed information about Bishop Street Funds. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Funds’ website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports

These reports list each Fund’s holdings and contain information from the Funds’ investment managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds. Investors can receive free copies of the Funds’ most recent Annual and Semi-Annual Reports on the Funds’ website at www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Funds

Bishop Street Funds

c/o DST Systems, Inc.

PO Box 219009

Kansas City, MO 64121-9009

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com.

BSF-PS-007-2100

CLASS A SHARES

PROSPECTUS

MAY 1, 2016

HAWAII MUNICIPAL BOND FUND (BHIAX)

INVESTMENT ADVISER:

BISHOP STREET CAPITAL MANAGEMENT

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Your Avenue To Sound Investment

ABOUT THIS PROSPECTUS

Bishop Street Hawaii Municipal Bond Fund	2

More Information About Risk	5

More Information About Fund Investments	7

More Information About Indices	7

Information About Portfolio Holdings	7

Investment Adviser	7

Purchasing and Selling Fund Shares	9

Other Policies	16

Payments to Financial Intermediaries	18

Dividends and Distributions	20

Taxes	20

Financial Highlights	22

How to Obtain More Information About Bishop Street Funds	Back Cover

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BISHOP STREET HAWAII MUNICIPAL BOND FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income exempt from federal and Hawaii state income taxes.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in “Sales Charges” beginning on page 11 of this prospectus and in “The Distributor” beginning on page 27 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		3.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.35%

Distribution (12b-1) Fees		0.25%

Other Expenses		0.63%

Shareholder Servicing Fees	0.25%

Other Operating Expenses	0.38%

Total Annual Fund Operating Expenses		1.23%

Less Fee Waivers and/or Expense Reimbursements		(0.43)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements*		0.80%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses for Class A Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) from exceeding 0.80% of the Fund’s average daily net assets through April 30, 2017 (Contractual Expense Limitation). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board of Trustees (Board) of Bishop Street Funds (Trust) may permit the Adviser to receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2017.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$379	$637	$915	$1,707

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund’s assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund’s portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio managers give special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s

2

shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy and any direct impact on budget cash flows, debt ratios, and credit ratings.

■■■	PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Concentration Risk

The Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term and longer-duration securities are generally more volatile, so the maturity and duration of securities affects their risk. Given the historically low interest rate environment, risks associated with rising rates are heightened. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

■	Liquidity Risk

Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

■	Non-Diversification Risk

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

■	Tax Risk

Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (IRS) or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

■	Valuation Risk

Valuation risk is the risk that certain securities may be difficult to value.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class A Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class A Shares from calendar year to calendar year. Sales charges are not reflected in the bar chart; if they were reflected, returns would be less than those shown.

Best Quarter	Worst Quarter
5.26%	(4.09)%
(09/30/09)	(12/31/10)

The performance information shown above is based on a calendar year. The Fund’s Class A Shares’ performance information from 1/1/16 to 3/31/16 was (1.77)%.

The following table compares the Fund’s Class A Shares’ average annual total returns (after applicable sales charges) to those of the Barclays Capital Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

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Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Fund Return Before Taxes	(0.74)%	3.10%	3.11%
Fund Return After Taxes on Distributions	(0.91)%	3.03%	3.06%
Fund Return After Taxes on Distributions and Sale of Fund Shares	0.72%	3.00%	3.10%
Barclays Capital Municipal Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.30%	5.35%	4.72%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, has managed the Fund since 2007. Mr. Michael K. Hirai, CFA, President, Chief Investment Officer and Director, has managed the Fund since 2016.

■■■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in an IRA and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum investment may be reduced with an Automatic Investment Plan (AIP). The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the
New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

■■■	TAX INFORMATION

The Fund intends to distribute income that is exempt from both regular federal and Hawaii state income taxes.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The investment managers invest Fund assets in a way that they believe will help the Fund achieve its investment goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its investment goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

■■■	CONCENTRATION RISK

The Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

■■■	FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio. Current market conditions may pose heightened risks for the Fund. While the U.S. is experiencing historically low interest rates, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Fixed income securities may also be subject to credit risk, which is the possibility that an issuer will be unable or

WWW.BISHOPSTREETFUNDS.COM	5

unwilling to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

■■■	LIQUIDITY RISK

Certain debt obligations may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

■■■	MANAGEMENT RISK

The Fund’s management uses specific investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by management in using these strategies may not produce the results expected by management, may cause the Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives.

■■■	NON-DIVERSIFICATION RISK

Because the Fund is non-diversified, it can take larger positions in securities of any one issuer with respect to its entire portfolio. The assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified fund because the Fund may be more susceptible to changes in the financial condition of an issuer, as well as to any single political, regulatory or economic occurrence affecting an issuer.

■■■	TAX RISK

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. The IRS also may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify a previously distributed exempt-interest dividend as a taxable ordinary income dividend. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and are not expected to be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to tax rates applicable to capital gains. Shares of the Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Fund.

6

■■■	VALUATION RISK

The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made by the Trust’s Fair Value Pricing Committee may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is a fundamental policy and cannot be changed without shareholder approval.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in the SAI (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the portfolio managers believe that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT INDICES

As noted earlier in this prospectus, the Fund compares its average annual total returns to those of the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds that are rated investment grade BBB- or higher with maturities of at least one year.

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The portfolio holdings for the Fund are disclosed in the Quarterly Holdings Report, which is available on the Fund’s website at www.bishopstreetfunds.com.

INVESTMENT ADVISER

The Fund’s adviser, Bishop Street Capital Management, is a Hawaii corporation established in 1999 with its principal place of business located at 999 Bishop Street, Honolulu, Hawaii 96813. The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. As

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of March 31, 2016, the Adviser had approximately $281.2 million in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. For its advisory services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rate (based on average daily net assets):

Hawaii Municipal Bond Fund	0.35%

Through April 30, 2017, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of Class A Shares of the Fund as follows:

Hawaii Municipal Bond Fund	0.80%

If at any point total annual Fund operating expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board may permit the Adviser to receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Fund’s Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place.

In addition to the expense limitation agreement described above, the Fund’s administrator and distributor may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Class A Shares (based on average daily net assets)

for the fiscal year ended December 31, 2015 were as follows:

Hawaii Municipal Bond Fund	0.80%

For the fiscal year ended December 31, 2015, the Fund paid advisory fees to the Adviser in the following amounts (based on average daily net assets):

Hawaii Municipal Bond Fund	0.20%

The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement for the Fund will be included in the Fund’s Semi-Annual Report to Shareholders dated June 30, 2016, which will cover the period from January 1, 2016 to June 30, 2016.

■■■	PORTFOLIO MANAGERS

Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Fund. Ms. Carias joined Bishop Street Capital Management in 1999 and has served in various capacities with the Adviser and/or the Adviser’s affiliates for over twenty-five years. She has 20 years of investment management experience and holds a B.A. in Accounting from Chaminade University. She is a director of CFA Hawaii and currently serves as Program Development Chair.

Michael K. Hirai, CFA, Bishop Street Capital Management, is President, Chief Investment Officer and Director of the Adviser and also serves as co-portfolio manager of the Fund. Mr. Hirai joined Bishop Street Capital Management in 2004 and has over 32 years of management experience serving in senior roles with investment firms in Los Angeles and Honolulu. Mr. Hirai holds an M.B.A. from the University of Southern California and a B.B.A. in finance from the University of Hawaii.

8

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

■■■	ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciaries or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. The Adviser and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called “redeem”) shares of the Fund.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

■■■	HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

■	Mail;
■	Telephone;
■	Wire; or
■	Direct Deposit.

To purchase shares directly from the Fund, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105).

You may also purchase shares through a representative of BancWest Corporation and its banking and non-banking subsidiaries, or other financial institutions that have executed dealer agreements.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Other Policies – Excessive Trading.”

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The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order, plus applicable sales charges. The Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, the Fund is deemed to have received your order upon receipt of your order and proper payment. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund’s NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). So, for you to receive the current Business Day’s NAV, generally the Fund must receive your purchase order by 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Fund reserves the right to calculate NAV as of the earlier closing time.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board.

Fair Value Pricing

The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Purchases & Automatic Investment Plans

You may open an account with a $1,000 minimum initial investment in the Fund ($500 for those investing in an IRA and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum initial investment may be reduced with an AIP. The Fund may accept initial investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment in the Fund ($50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

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■■■	SALES CHARGES

Front-End Sales Charges – Class A Shares

The offering price of Class A Shares is the next calculated NAV after the Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:

If Your Investment is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	3.00%	3.09%

$50,000 but less than $100,000	2.75%	2.83%

$100,000 but less than $250,000	2.25%	2.30%

$250,000 but less than $500,000	1.25%	1.27%

$500,000 but less than $1,000,000	1.00%	1.01%

$1,000,000 and over	0.00%	0.00%

You may qualify for a reduced sales charge or a sales charge waiver. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See “Reduced Sales Charges – Class A Shares” below.

Waiver of Front-End Sales Charges – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

•	through reinvestment of dividends and distributions;

•	by persons repurchasing shares they redeemed within the last 30 days (see “Repurchase of Class A Shares” below);

•

by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

•	by present and retired Trustees of the Fund and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries;

•	by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously held with BancWest Corporation and its banking and non-banking subsidiaries;

•

by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

•

through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund’s distributor or otherwise, do not receive any portion of the front-end sales charge.

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Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those that were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charges – Class A Shares

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

Rights of Accumulation. In calculating the appropriate sales charge rate, the right of accumulation allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children’s ages). The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent (Letter) allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you

12

do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter.

Purchasers Qualifying for Reductions in Initial Sales Charges. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

•	an individual, his or her spouse, or children residing in the same household,

•	any trust established exclusively for the benefit of an individual,

Trustees and Fiduciaries

•	a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups

•

any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following:

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merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

Information about sales charges is available on the Fund’s website at www.bishopstreetfunds.com.

■■■	HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell more than $5,000 of your shares, your request must be in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program (Eligible Guarantors). For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you are requesting money to be wired to a bank account that has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and the original guarantee must be provided. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. Please contact the Fund at 1-800-262-9565 for more information.

The Fund participates in the Paperless Legal Program (Program), which allows the transfer agent to rely on Eligible Guarantors, through the Medallion Signature Guarantee process, in authenticating and processing redemption requests. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

The sale price of each share will be the next determined NAV after the Fund receives your request.

Systematic Withdrawal Plan

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Bishop Street Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

14

Receiving Your Money

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your funds have cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in an IRA and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries; $100 for those who have arranged to purchase shares through an AIP; and $50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries who have arranged to purchase shares through an AIP) because of redemptions, you may be required to sell your shares.

The Fund will give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for

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transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (authorized institutions). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

OTHER POLICIES

Excessive Trading

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•

Shareholders are restricted from making more than four “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believe that the trading activity would be harmful or disruptive to the Fund.

16

The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in a bona fide asset allocation program.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. Although these policies are designed to deter frequent trading in the Fund, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask you to provide your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a

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reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund’s next determined NAV.

The Fund reserves the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-800-262-9565.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

18

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for Class A Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Class A Shares of the Fund is 0.25%.

Shareholder Servicing Plan

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Class A Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan or shareholder servicing plan.

Other Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain

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instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares its net investment income, if any, daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. Shares of the Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. The Fund’s distribution of its net investment income (other than distributions of exempt-interest) and short-term capital gains are generally taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as short-term capital gain or loss, if you held the shares for 12 months or less, or long-term capital gain or loss, if you held the shares for longer. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

The Fund intends to distribute exempt interest dividends that are exempt from both regular federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may nevertheless be subject to state and local taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the

20

IRS or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders should also carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

More information about taxes is in the SAI.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund’s Class A Shares. This information is intended to help you understand the Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accounting firm, whose report for the year ended December 31, 2015, along with the Fund’s financial statements, is included in the Annual Report that accompanies the SAI. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the years ended December 31,

		Investment Activities			Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Investment Activities from Operations	Net Investment Income	Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
HAWAII MUNICIPAL BOND FUND
2015	$10.88	$0.26	$(0.01)	$0.25	$(0.26)	$(0.07)	$(0.33)	$10.80	2.36%	$22,959	0.80%	1.23%	2.39%	28%
2014	10.52	0.26	0.38	0.64	(0.26)	(0.02)	(0.28)	10.88	6.10	22,324	0.80	1.24	2.41	27
2013	11.13	0.27	(0.57)	(0.30)	(0.27)	(0.04)	(0.31)	10.52	(2.72)	24,359	0.80	1.26	2.47	29
2012	10.94	0.29	0.23	0.52	(0.29)	(0.04)	(0.33)	11.13	4.80	25,660	0.80	1.24	2.61	23
2011	10.41	0.33	0.53	0.86	(0.33)	—	(0.33)	10.94	8.45	23,381	0.80	1.22	3.16	32
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

(1)	Per share net investment income amount calculated using average shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

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INVESTMENT ADVISER

Bishop Street Capital Management

999 Bishop Street, 28th Floor

Honolulu, Hawaii 96813

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Your Avenue To Sound Investment

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 1, 2016 includes detailed information about Bishop Street Funds. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Fund’s website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Adviser about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund. Investors can receive free copies of the Fund’s most recent Annual and Semi-Annual Reports on the Fund’s website at www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Fund

Bishop Street Funds

c/o DST Systems, Inc.

PO Box 219009

Kansas City, MO 64121-9009

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com.

BSF-PS-008-1800

STATEMENT OF ADDITIONAL INFORMATION

BISHOP STREET FUNDS

May 1, 2016

Investment Adviser:

Bishop Street Capital Management

(the “Adviser”)

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Bishop Street Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectuses, each dated May 1, 2016. This SAI relates to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Strategic Growth Fund

(Class I Shares Ticker Symbol: BSRIX)

Dividend Value Fund

(Class I Shares Ticker Symbol: BSLIX)

High Grade Income Fund

(Class I Shares Ticker Symbol: BSHGX)

Hawaii Municipal Bond Fund

(Class A Shares Ticker Symbol: BHIAX)

(Class I Shares Ticker Symbol: BSHIX)

Short-Duration Bond Fund

(Class I Shares Ticker Symbol: BSSDX)

This SAI is incorporated by reference into the Trust’s prospectuses. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained without charge by calling 1-800-262-9565 or by writing to the Funds at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009.

The Trust’s financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2015, are incorporated by reference and deemed to be part of this SAI. A copy of the most recent Annual Report is available without charge at www.bishopstreetfunds.com.

May 1, 2016	BSF-SX-002-1500

THE TRUST

General. Each Fund is a separate series of the Trust, an open-end management investment company. The Trust is organized under Massachusetts law as a voluntary association (commonly known as a business trust) under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994, as amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (known as shares) and separate classes of shares. Each Fund (except the Hawaii Municipal Bond Fund) is a diversified investment company.

Shareholders may purchase shares in certain Funds through two separate classes, Class A and Class I, which provide for variations in sales charges, distribution and shareholder servicing costs, transfer agent fees, voting rights and dividends. Except for differences between the Class A Shares and the Class I Shares pertaining to sales charges, distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see “Description of Shares” for more information.

Fund	Class I Shares	Class A Shares
Strategic Growth Fund	X
Dividend Value Fund	X
High Grade Income Fund	X
Hawaii Municipal Bond Fund	X	X
Short-Duration Bond Fund	X

Voting Rights. Each share held entitles the shareholder of record to one vote and each fractional share is entitled to a proportionate fractional vote. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval may be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval, which they may exercise if a Fund fails to reach or maintain a viable size or for some other extraordinary reason as may be determined by the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board”).

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10 percent of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

The following information supplements the information about permitted investments set forth in the prospectuses.

Legend

% - Maximum percentage permissible. All percentages shown are of total assets unless otherwise noted.

Ö - No policy limitation; Fund may be currently using.

* - Permitted, but not typically used.

- - Not permitted.

	Dividend Value Fund	Strategic Growth Fund	Hawaii Municipal Bond Fund	High Grade Income Fund	Short- Duration Bond Fund
American Depositary Receipts	20%	Ö	—	—	—
Asset-Backed Securities	20%	—	—	35%[1]	—
Bank Obligations	20%	—	—	35%[1]	—
Commercial Paper	20%	—	—	35%[1]	—
Convertible Securities	Ö	*	—	—	—
Corporate Debt Obligations	20%	—	20%[2]	Ö [1,3]	—
Equity Securities	Ö	Ö	—	—	—
Futures	20%	*	—	—	—
Investment Company Shares	*	10%	10%	10%	—
Mortgage-Backed Securities	—	—	—	35%[4]	Ö
Municipal Securities	20%	—	Ö [5]	20%	—
Options	20%	*	—	—	—
Repurchase Agreements	—	*	20%[2]	20%	—
Restricted Securities	—	15%	15%	15%	—
Securities of Foreign Issuers	20%	Ö	—	Ö [1]	—
Supranational Agency Obligations	—	—	—	35%[6]	—
U.S. Government Agency and Treasury Obligations	20%	—	20%[2]	Ö [7]	Ö [7]
Variable & Floating Rate Instruments	—	—	Ö	Ö	Ö
Zero Coupon Obligations	—	—	Ö	Ö	Ö
Illiquid Securities	15%[2]	15%[2]	15%[2]	15%[2]	15%[2]
Securities Lending	33 1/3%	33 1/3%	33 1/3%	33 1/3%	33 1/3%
Standby Commitments	33%	33%	33%	33%	33%
When-Issued Securities	33%	33%	33%	33%	33%

1.	Rated in the three highest ratings categories by Standard & Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”), or unrated equivalents.
2.	Percentage is based on net assets, not total assets.
3.	May invest up to 20 percent of the Fund’s net assets in securities rated BBB by S&P or BAA by Moody’s, or unrated equivalent.
4.	Rated in the three highest ratings categories by S&P or Moody’s, including privately issued mortgage-backed securities rated A or higher by S&P or Moody’s, or unrated equivalents.
5.	Shall invest at least 80 percent of its net assets (plus any borrowings for investment purposes), under normal circumstances, in investment grade municipal bonds the interest from which is exempt from regular federal and Hawaii state income taxes.
6.	May not invest more than 20 percent in obligations not rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent.
7.	May invest in U.S. Treasury Receipts.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”) are securities typically issued by U.S. financial institutions (depositaries). ADRs represent ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without the participation of the issuer of the underlying security.

ADJUSTABLE RATE MORTGAGE SECURITIES (“ARMs”) are pass-through certificates representing ownership in a pool of adjustable rate mortgages. ARMs make monthly payments based on a pro rata share of interest and principal payments, and prepayments of principal on the pool of underlying mortgages. The adjustable rate feature reduces, but does not eliminate, price fluctuations in this type of mortgage-backed security.

ASSET-BACKED SECURITIES are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be obligations, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

BANK OBLIGATIONS are SHORT-TERM OBLIGATIONS issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, custodial receipts, and time deposits.

COMMERCIAL PAPER is a term used to describe unsecured short-term promissory notes issued by municipalities, corporations, and other entities that have maturities generally from a few days to nine months.

CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

CORPORATE DEBT OBLIGATIONS are debt securities issued by public or private companies to finance their operations. The issuer of the security has a contractual obligation to pay interest on specific dates at a stated rate and to repay principal on a specified maturity date. Corporate debt obligations may expose a Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).

EQUITY SECURITIES represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of the fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

FOREIGN SECURITIES are U.S. dollar denominated obligations of foreign issuers and may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposits, investments in Canadian Commercial Paper, foreign securities, ADRs and Europaper. Foreign securities have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

FUTURES AND OPTIONS ON FUTURES - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the investment managers’ ability to implement a Fund’s investment strategies and may adversely affect the Fund’s performance.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. With respect to futures contracts that are contractually required to “cash settle,” a Fund may cover its position by maintaining with its custodian bank (and marking-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract, rather than the notional value of the contract, or otherwise “cover” its position in a manner consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that a Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities. However, by segregating assets in an amount equal to the net obligation rather than the notional amount of cash settled futures, a Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid securities equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the investment managers’ ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

GNMA SECURITIES are securities issued by the Government National Mortgage Association (“GNMA”), a wholly-owned U.S. government corporation, and guarantee the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are “passed through” to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

GOVERNMENT PASS-THROUGH SECURITIES are securities issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

HIGH YIELD SECURITIES are debt securities rated below investment-grade (junk bonds). Junk bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the issuer of these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

ILLIQUID SECURITIES are securities that cannot be sold or disposed of within seven days at approximately the price at which they are being carried on a mutual fund’s books.

INVESTMENT COMPANY SHARES are shares of other mutual funds that may be purchased by the Funds to the extent consistent with applicable law. Under the rules and regulations of the 1940 Act, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (i) the Fund would own more than 3 percent of the total voting stock of the company, (ii) securities issued by any one investment company represented more than 5 percent of the Fund’s assets, or (iii) securities (other than treasury stock) issued by all investment companies would represent more than 10 percent of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders of the Fund would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

MORTGAGE-BACKED SECURITIES - Two principal types of mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family properties).

Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and while some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, CMOs themselves are not generally guaranteed by the U.S. government or any other entity.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

MUNICIPAL SECURITIES include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

General obligation bonds and revenue bonds are debt instruments issued by states and local governments to raise funds for public works. General obligation bonds are backed by the full faith and credit of the issuing municipality, which means that the municipality commits its full resources to paying bondholders, including general taxation and the ability to raise more funds through credit. The ability to back up bond payments with tax funds is what distinguishes general obligation bonds from revenue bonds, which are repaid solely using the revenue generated by the specific project the bonds are issued to fund.

Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the investment managers’ opinion, be equivalent to the three highest ratings categories by S&P or Moody’s. The investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the ratings stated above.

The investment managers have the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions that the investment managers believe present minimum credit risks, and the investment managers will use their best efforts to determine initially and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, such Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Special Considerations Relating to Hawaii Municipal Securities

Based on the most recent developments in the national and global economies, the performance of Hawaii’s tourism industry, the labor market conditions, and growth of personal income and tax revenues, Hawaii’s economy is expected to continue positive growth for the rest of 2016 and into 2017. Overall, the current State of Hawaii Department of Business, Economic Development and Tourism’s (“DBEDT”) forecast is slightly less optimistic compared with its previous forecast. The success of Hawaii’s economy depends significantly on the U.S. economy and key international economies, especially Japan. U.S. real GDP is expected to increase by 2.5 percent in 2016 and 2.5 percent in 2017. Forecasts for Japan were slightly less optimistic, with real GDP expected to grow by 1.1 percent in 2016 and 0.8 percent in 2017. Overall, Hawaii’s economy measured by real GDP is projected to show a 2.3 percent increase in 2016, and a 2.4 percent increase in 2017.

Hawaii’s major economic indicators were mostly positive in the fourth quarter of 2015. Hawaii’s labor market conditions continued to improve in the fourth quarter of 2015. Total nominal annualized personal income in the third quarter of 2015 increased 4.8 percent from the same quarter of 2014. Since the fourth quarter of 2010, Hawaii’s jobs increased for the 21st consecutive quarter. Correspondingly in 2015, the unemployment rate decreased 0.7 of a percentage point from the previous year. Additionally, Hawaii tax revenue grew, with general fund tax revenues in the fourth quarter of 2015 being 1.4 percent higher when compared to the same period in 2014. After seventeen positive quarters of growth from the third quarter of 2009 to the third quarter of 2013, Hawaii’s tourism sector experienced one quarter of negative growth in the fourth quarter of 2013. Since the first quarter of 2014, however, Hawaii’s tourism sector returned to positive growth. In the fourth quarter of 2015 the construction industry experienced mixed growth, with a decrease in both the value of private building permits and government contracts awarded, but an increase in construction jobs.

According to the State of Hawaii there are lawsuits and claims, that, if ultimately resolved against the State, could have a material adverse effect on the State’s financial condition or as to which the State is unable to predict the magnitude of its potential liability, if any. Such lawsuits and claims include those involving (i) the Office of Hawaiian Affairs and certain lands (the “Ceded Lands”) transferred in 1898 by the Republic of Hawaii to the United States and in 1959, upon the State’s admission to the Union, by the United States to the State (as to, among other things, whether the State may alienate Ceded Lands and extinguish claims Hawaiians assert to the Ceded Lands); (ii) the Hawaiian Home Lands Trust and the Department of Hawaiian Home Lands (as to certain alleged breaches of trust and fiduciary duties and related individual claims by beneficiaries of the Hawaiian Homes Commission Act of 1920); and (iii) the Hawaii Employer-Union Health Benefits Trust Fund (as to the alleged rights of retirees and their dependents to health care benefits equivalent to those provided to active employees and their dependents).

The ability of issuers to pay interest on, and repay principal of, Hawaii municipal securities may be affected by: (1) the general financial condition of the State of Hawaii; (2) amendments to the Hawaii Constitution and related statutes that limit the taxing and spending authority of Hawaii government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Hawaii laws and regulations.

Municipal securities, which are payable only from the revenues derived from a particular facility, may be adversely affected by Hawaii laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal including, among others, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a Hawaii governmentally created fund, may be adversely affected by Hawaii laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Hawaii laws that limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific municipal securities the Hawaii Municipal Bond Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Fund may invest and, therefore, on the shares of the Fund.

The Hawaii Municipal Bond Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. The Internal Revenue Service (“IRS”) also may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify previously distributed exempt-interest dividends as taxable income. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes.

General Considerations Relating to State Specific Municipal Securities

With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the investment managers cannot predict what legislation, if any, may be proposed in the state’s legislature in regards to the state’s personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state’s municipal securities for investment by a Fund and the value of a Fund’s investments.

OPTIONS - Put and call options for the various securities and indices are traded on national securities exchanges. As consistent with a Fund’s investment objective, options may be used from time to time as the investment managers deem to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction” - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the investment managers to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. A Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. If a Fund writes call options, it will write only covered call options.

OTHER INVESTMENTS - The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company. However, the purchase of shares of the Trust by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser or the Sub-Adviser.

PRIVATE PASS-THROUGH SECURITIES are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

REPURCHASE AGREEMENTS are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements are considered to be loans by the participating Fund for purposes of its investment limitations. Repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102 percent of the resale price stated in the agreement. Under all repurchase agreements entered into by a Fund, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate.

RESTRICTED SECURITIES are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. Permitted investments for the Funds include restricted securities, and each Fund may invest up to 15 percent of its net assets in illiquid securities, subject to the Funds’ investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment managers pursuant to guidelines adopted by the Board. Under these guidelines, the investment managers will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment managers intend to purchase securities that are exempt from registration pursuant to Rule 144A under the 1933 Act.

SECURITIES LENDING may be undertaken by each of the Funds pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100 percent of the market value of the securities lent at all times. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment managers to be of good standing and when, in the judgment of the investment managers, the consideration that can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.

STRIPPED MORTGAGE-BACKED SECURITIES (“SMBS”) are usually structured with two classes that receive specified proportions of monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, and the other class may receive all of the principal payments. SMBS are extremely sensitive to changes in interest rates because of the impact of prepayment of principal on the underlying mortgage securities.

SUPRANATIONAL AGENCY OBLIGATIONS are debt obligations established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (“World Bank”), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”) and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the agency or instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 - Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $ 250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. TREASURY OBLIGATIONS consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of these obligations, including those transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. Receipts are similar to STRIPS, but are issued by banks or broker-dealers and created by depositing U.S. Treasury obligations into a special account at a custodian bank. The Funds’ custodian holds the income from the receipts for the benefit of the receipt owners.

VARIABLE AMOUNT MASTER DEMAND NOTES are debt obligations that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

VARIABLE AND FLOATING RATE INSTRUMENTS involve certain debt obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.

WHEN-ISSUED SECURITIES involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with a Fund’s custodian and the Fund will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

YANKEE BONDS are U.S. dollar denominated debt obligations issued in the U.S. by foreign banks and corporations.

ZERO COUPON OBLIGATIONS are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

SPECIAL RISKS OF CYBER ATTACKS - As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds, the Adviser, the Sub-Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

Fundamental Policies

The investment objective of each Fund, except the Dividend Value Fund, and the following investment limitations are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Each Fund (except the Short-Duration Bond Fund) may not:

1.	Invest more than 25% of its assets in any one industry. This limitation does not apply to the Hawaii Municipal Bond Fund, but the Fund will not invest more than 25% of its assets in securities of non-governmental entities that are in the same industry.

2.	Invest more than 5% of its assets in the securities of any one issuer (except for the Hawaii Municipal Bond Fund).

3.	Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund’s net assets (except that this restriction does not apply to the Hawaii Municipal Bond Fund).

4.	Invest in companies for the purpose of exercising control.

5.	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of its total assets. To the extent that such borrowing exceeds 5% of the value of the borrowing Fund’s assets, asset coverage of at least 300% is required. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

6.	Make loans, except that (a) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) each Fund may enter into repurchase agreements; and (c) each Fund may engage in securities lending.

7.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.

8.	Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, each of the Funds may invest in companies which invest in real estate, and in commodities contracts.

9.	Make short sales of securities or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11.	Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.

12.	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13.	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

In addition,

14.	The Hawaii Municipal Bond Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in investment grade municipal bonds the interest from which is exempt from regular federal and Hawaii state income taxes.

The Short Duration Bond Fund:

1.	May purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	May not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

3.	May borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	May make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	May purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	May underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the investment objective of the Dividend Value Fund, the following investment limitations are non-fundamental and may be changed by the Board without shareholder approval.

Each Fund (except the Short-Duration Bond Fund) may not:

1.	Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

In addition,

2.	The Dividend Value Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in income producing (dividend paying) equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days’ prior written notice to Fund shareholders.

3.	The High Grade Income Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in high-grade U.S. dollar-denominated debt obligations. This non-fundamental policy may be changed by the Board upon at least 60 days’ prior written notice to Fund shareholders.

The Short-Duration Bond Fund:

1.	Invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds.

2.	May not purchase an investment if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities.

3.	May not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4.	May purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

TEMPORARY DEFENSIVE POSITIONS

During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the portfolio managers believe that the risk of loss outweighs the opportunity for capital appreciation or current income.

THE ADVISER

General. The Adviser, Bishop Street Capital Management, is a Hawaii corporation established in 1999. The Adviser is an indirect subsidiary of BancWest Corporation and a direct subsidiary of First Hawaiian Bank. BancWest Corporation and First Hawaiian Bank are subsidiaries of BNP Paribas. The BNP Paribas Group was established in 1848 and is active in 75 countries. BNP Paribas has three core lines of business that operate independently within the organization: Retail Banking, Corporate and Investment Banking and Investment Solutions. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund’s investment program, subject to the supervision of, and policies established by the Board. The principal business address of the Adviser is 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813. As of March 31, 2016, the Adviser had approximately $281.2 million in assets under management.

Advisory Agreement with the Trust. The Trust and First Hawaiian Bank entered into an advisory agreement dated March 31, 1999 (the “Advisory Agreement”). BancWest Corporation, the entity formed by the merger of First Hawaiian, Inc., the parent of First Hawaiian Bank, and BancWest Corporation, created an investment advisory subsidiary entitled Bishop Street Capital Management. On November 9, 1999, the Board approved Bishop Street Capital Management as the new adviser to the Trust. This change became effective on February 22, 2000. The Advisory Agreement between First Hawaiian Bank and the Trust, and the obligations contained in that Agreement were assumed by Bishop Street Capital Management. At the time of this change, Bishop Street Capital Management employed the same investment personnel that managed the Trust under First Hawaiian Bank, and the management and control of the Adviser, as well as the services provided, remained the same.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent that would result in a Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (as defined under “Taxes”).

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.74% of the daily average net assets of each of the Strategic Growth and Dividend Value Funds, 0.55% of the daily average net assets of the High Grade Income Fund, 0.35% of the daily average net assets of the Hawaii Municipal Bond Fund and 0.25% of the daily average net assets of the Short-Duration Bond Fund. Advisory fees are charged separately for each Fund, and are calculated and charged to each class of shares (if more than one class is offered) based on net assets.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the average daily net assets of each Fund (except the Short-Duration Bond Fund) through April 30, 2017 as follows:

Strategic Growth Fund (Class I Shares)	1.25%
Dividend Value Fund (Class I Shares)	1.05%
High Grade Income Fund (Class I Shares)	0.76%
Hawaii Municipal Bond Fund (Class I Shares)	0.55%
Hawaii Municipal Bond Fund (Class A Shares)	0.80%

In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limitation, the Board may permit the Adviser to receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place.

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.55% of the average daily net assets of the Short-Duration Bond Fund. The Adviser intends to continue these fee reductions and expense reimbursements until further notice, but may discontinue them at any time.

For Fiscal Years Ended December 31:

Fund	Contractual Advisory Fees						Advisory Fees Waived by Adviser						Total Advisory Fees Paid
	2013		2014		2015		2013		2014		2015		2013		2014		2015
Strategic Growth Fund	$385,675		$392,374		$324,097		$0		$0		$0		$385,675		$392,374		$324,097
Dividend Value Fund	$431,655		$421,021		$383,190		$56,510		$53,394		$52,148		$375,145		$367,627		$331,042
High Grade Income Fund	$442,903		$411,622		$407,062		$179,506		$160,131		$160,092		$263,397		$251,491		$246,970
Hawaii Municipal Bond Fund	$552,145		$533,051		$536,362		$281,741		$236,918		$235,632		$270,404		$296,133		$300,730
Short-Duration Bond Fund	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]

1	The Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015.

The Funds’ Administrator and Distributor also may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Funds’ actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) were as follows:

Strategic Growth Fund (Class I Shares)	1.17%
Dividend Value Fund (Class I Shares)	1.05%
High Grade Income Fund (Class I Shares)	0.76%
Hawaii Municipal Bond Fund (Class I Shares)	0.55%
Hawaii Municipal Bond Fund (Class A Shares)	0.80%
Short-Duration Bond Fund (Class I Shares)	N/A [1]

1	The Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015.

THE SUB-ADVISER

Columbia Management Investment Advisers, LLC

General. Columbia Management Investment Advisers, LLC (“CMIA” or the “Sub-Adviser”), a Minnesota limited liability company established in 2005 with its principal place of business located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the sub-adviser for the Strategic Growth Fund and the Dividend Value Fund and manages each Fund’s portfolio on a day-to-day basis. CMIA selects, buys, and sells securities for the Funds under the supervision of the Adviser and the Board. CMIA is an investment adviser registered as such with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is a wholly-owned subsidiary of Ameriprise Financial, Inc, located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474. As of March 31, 2016, CMIA had assets under management of approximately $327.7 billion.

Sub-Advisory Agreement with the Adviser. The Adviser and CMIA are parties to a sub-advisory agreement dated October 14, 2013, under which CMIA provides sub-advisory services to the Strategic Growth Fund and the Dividend Value Fund (the “CMIA Sub-Advisory Agreement”). Under the CMIA Sub-Advisory Agreement, CMIA is entitled to fees calculated daily and paid monthly at the following annual rates: 0.36% on the first $75 million of each Fund’s net assets; 0.35% on the next $75 million of each Fund’s net assets; 0.325% on the next $100 million of each Fund’s net assets; 0.30% on the next $250 million of each Fund’s net assets; and 0.25% on each Fund’s assets over $500 million. These fees are paid by the Adviser; CMIA receives no sub-advisory fees directly from either Fund. For the fiscal years ended December 31, 2013, 2014 and 2015, CMIA received sub-advisory fees for its services provided to the Dividend Value Fund of $209,994, $205,217 and $186,417, respectively. For the period from October 14, 2013 through December 31, 2013 and the fiscal years ended December 31, 2014 and 2015, CMIA received sub-advisory fees for its services provided to the Strategic Growth Fund of $42,626, $191,281 and $157,669, respectively.

After the initial two year term, the continuance of the CMIA Sub-Advisory Agreement with respect to a Fund must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the CMIA Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of such Fund, as defined in the 1940 Act. The CMIA Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty with respect to a Fund by the Board or by a majority of the outstanding shares of such Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser; by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to CMIA; or by CMIA on not less than 30 days’ nor more than 60 days’ written notice to the Adviser. In addition, the CMIA Sub-Advisory Agreement will terminate automatically and immediately in the event of the termination of the Advisory Agreement.

Prior to October 14, 2013, the Strategic Growth Fund was sub-advised by BNP Paribas Asset Management, Inc. (“BNPP AM”) pursuant to the terms of a sub-advisory agreement dated July 1, 2002 between the Adviser and BNPP AM. Under the agreement, BNPP AM was entitled to fees calculated daily and paid monthly at an annual rate of 0.37% of the Strategic Growth Fund’s average daily net assets (less any waivers). These fees were paid by the Adviser; BNPP AM received no sub-advisory fees directly from the Fund. For the fiscal period from January 1, 2013 to October 13, 2013, BNPP AM received sub-advisory fees of $149,028.

THE PORTFOLIO MANAGERS

This section includes information about each Fund’s portfolio managers including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation

Bishop Street Capital Management. The Adviser compensates each portfolio manager based on his or her performance with respect to management of the Funds. Each portfolio manager’s compensation package consists of a combination of an annual base salary, a discretionary bonus, deferred compensation through First Hawaiian Bank’s 401(k) and Profit Sharing Plan, and in the case of selected employees, an additional discretionary bonus award under the company’s Long-Term Incentive Plan (“LTIP”). The LTIP bonus award is based upon First Hawaiian Bank’s financial performance in accordance with pre-determined criteria. The discretionary bonus award is directly related to First Hawaiian Bank’s profitability; however, bonus amounts paid are purely discretionary.

CMIA. Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified CMIA managed mutual funds, in most cases including the CMIA managed mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of CMIA managed mutual funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the CMIA managed mutual funds and other accounts they manage. The value of the deferral account is based on the performance of CMIA managed mutual funds. Employees have the option of selecting from various CMIA managed mutual funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the CMIA managed mutual fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial, Inc. and CMIA profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Fund Shares Owned by Portfolio Managers

The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund(s) he or she manages as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“1934 Act”).

Portfolio Manager	Dollar Range of Fund Shares Owned
Bishop Street Capital Management
Jennifer Carias	$1 - $10,000 (High Grade Income Fund)
Michael Hirai, CFA	None
Joshua Lam	None
CMIA
Thomas M. Galvin	None
Todd D. Herget	None
Richard A. Carter	None
Michael Barclay	None
Scott L. Davis	None
Peter Santoro	None

Management of Other Accounts

In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts as shown in the tables below. None of the accounts listed below are subject to a performance-based advisory fee. All information is as of the most recently completed fiscal year end.

Bishop Street Capital Management:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Millions)
Jennifer Carias	0	$0	0	$0	92	$397.04
Michael Hirai, CFA	0	$0	0	$0	5	$392.26
Joshua Lam	0	$0	0	$0	75	$679.10

CMIA:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
Thomas M. Galvin	6	$9,090	3	$397.53	2,786	$5,630
Todd D. Herget	6	$9,090	3	$397.53	2,790	$5,610
Richard A. Carter	6	$9,090	3	$397.53	2,788	$5,610
Scott L. Davis	1	$8,170	2	$904.26	84	$1,220
Michael Barclay	1	$8,170	2	$904.26	84	$1,150
Peter Santoro	3	$8,940	2	$904.26	75	$1,520

Conflicts of Interest

Bishop Street Capital Management. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

CMIA. Like other investment professionals with multiple clients, a Fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. CMIA has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to CMIA’s Code of Ethics and certain limited exceptions, CMIA’s investment professionals do not have the opportunity to invest in client accounts, other than registered investment companies.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, CMIA’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. CMIA has adopted compliance procedures that provide that any transactions between a Fund and another account managed by CMIA are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio managers. Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio managers also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which CMIA’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of CMIA and its affiliates.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator and the Trust’s principal underwriter, SEI Investments Distribution Co., are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated January 27, 1995 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended December 31, 2013, 2014 and 2015, the Funds paid the following amounts for these services:

For Fiscal Years Ended December 31:

Fund	Contractual Administrative Fees						Administrative Fees Voluntarily Waived by Administrator						Total Administrative Fees Paid
	2013		2014		2015		2013		2014		2015		2013		2014		2015
Strategic Growth Fund	$104,237		$106,047		$87,594		$41,695		$42,419		$35,038		$62,542		$63,628		$52,556
Dividend Value Fund	$116,663		$113,790		$103,565		$46,665		$45,516		$41,426		$69,998		$68,274		$62,139
High Grade Income Fund	$161,056		$149,681		$148,022		$64,422		$59,872		$59,209		$96,634		$89,809		$88,813
Hawaii Municipal Bond Fund	$315,511		$304,601		$306,493		$205,082		$197,990		$199,220		$110,429		$106,611		$107,273
Short-Duration Bond Fund	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]	N/A	[1]

1	The Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, are parties to an amended and restated distribution agreement dated February 21, 2007 (the “Distribution Agreement”) whereby the Distributor acts as a principal underwriter for the continuous offering of the Funds’ shares on a “best efforts” basis. The Distributor and the Administrator are both wholly-owned subsidiaries of SEI Investments.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Trust and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Trust, upon not more than 60 days’ written notice by either party.

Sales Charges. Class A Shares of the Hawaii Municipal Bond Fund are offered to the public at the net asset value per share plus any applicable front-end sales charges (the “offering price”). The Distributor collects the sales charges and pays a portion of the sales charges to dealers in accordance with the reallowance schedule below. The difference between the offering price and the applicable sales charges is the amount of the purchaser’s investment in the Fund. The Distributor did not collect or retain any sales charges for the fiscal years ended December 31, 2013, 2014 and 2015.

With respect to the Hawaii Municipal Bond Fund, depending upon the amount of an investment in Class A Shares, the front-end sales charge reallowed to dealers will vary as follows:

Investment Amount:	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	3.00%
$50,000 but less than $100,000	2.75%
$100,000 but less than $250,000	2.25%
$250,000 but less than $500,000	1.25%
$500,000 but less than $1,000,000	1.00%
$1,000,000 and over	0.00%

Waiver of Sales Charges. The front-end sales charges will be waived on Class A Shares purchased by: (a) present and retired Trustees of the Fund and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries; (b) persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (“IRAs”) previously with BancWest Corporation and its banking and non-banking subsidiaries; and (c) persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed.

These waivers have been instituted in recognition of the significant amounts that the above categories of persons and entities invest in the Funds, and are designed to promote and further support these distribution channels.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. The Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of Class I Shares of the Funds, and Class A Shares of the Hawaii Municipal Bond Fund, will be paid to financial intermediaries. The Short-Duration Bond Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.10% of average daily net assets of Class I Shares of the Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and administrative services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

First Hawaiian Bank, an affiliate of the Adviser, may receive payments for shareholder services performed for the Funds’ shareholders.

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Class A Shares of the Hawaii Municipal Bond Fund (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Hawaii Municipal Bond Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Hawaii Municipal Bond Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Hawaii Municipal Bond Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Hawaii Municipal Bond Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Class A Shares of the Hawaii Municipal Bond Fund as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. First Hawaiian Bank, an affiliate of the Adviser, may receive such payments for distribution and shareholder services. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Payments Under the Distribution Plan. For the fiscal years ended December 31, 2013, 2014 and 2015, the Hawaii Municipal Bond Fund’s Class A Shares incurred the following expenses under the Plan:

Year	Total (As a % of Net Assets)	Total ($ Amount)	Amount Paid To 3rd Parties by the Distributor for Distribution Related Services ($ Amount)
2013	0.25%	$63,088	$63,088
2014	0.25%	$57,134	$57,134
2015	0.25%	$56,420	$56,420

Although banking laws and regulations prohibit banks from distributing shares of open end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

Other Payments by the Funds. The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan or shareholder servicing plan.

Other Payments by the Adviser. The Adviser, and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser, and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc. (the “Transfer Agent”), 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

MUFG Union Bank, N.A. (the “Custodian”), 350 California Street, San Francisco, California 94104, serves as the Funds’ custodian, and is responsible for maintaining the custody of each Fund’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm, and is responsible for auditing each Fund’s financial statements.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Trust.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Administrator, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Sub-Adviser, as applicable, are responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Adviser and/or Sub-Adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, Sub-Adviser (if applicable), and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the Adviser and Sub-Adviser, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and/or Sub-Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s and/or Sub-Adviser’s use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in ETFs, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, Sub-Adviser, Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and/or Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board, six of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an Independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75%) of the Board, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.

In addition, the Board has a member who serves as Lead Independent Trustee. In his role as Lead Independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years
Interested Trustees*
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1998)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. President, Chief Executive Officer and Trustee of SEI	5	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years
		Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments - Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments - Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

William M. Doran (Born: 1940)	Trustee (since 2006)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	5	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, The Advisors’ Inner Circle Fund III, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years

Investments - Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments - Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

Independent Trustees
John K. Darr (Born: 1944)	Trustee (since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	5	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	5	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and The KP Funds. Director of The Korea Fund, Inc.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2006)	Retired. Private Investor since 1994.	5	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years

Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

Betty L. Krikorian (Born: 1943)	Trustee (since 2006)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	5	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and The KP Funds.

Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	5	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and The KP Funds.

George J. Sullivan, Jr. (Born: 1942)	Trustee (since 2006) Lead Independent Trustee	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc., April 1997 to December 2011.	5	Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years

Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

*	Trustees who are deemed to be “interested persons” (as the term is defined in the 1940 Act) of the Trust are referred to as “Interested Trustees.” Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1998.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2006.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2006.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2006.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 2006.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Board Committees. The Board has established the following standing committees:

•

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and (ix) other audit related matters. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher, Interested Trustee, currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Fund Complex)[1,2]
Interested Trustees
William M. Doran	None	None
Robert A. Nesher	None	None
Independent Trustees
John K. Darr	None	None
Joseph T. Grause, Jr.	None	None
Mitchell A. Johnson	None	None
Betty L. Krikorian	None	None
Bruce Speca	None	None
George J. Sullivan	None	None

1	Valuation date is December 31, 2015.
2	The Trust is the only investment company in the Fund Complex.

Board Compensation. The Trust paid the following fees to the Trustees during the most recently completed fiscal year:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Robert A. Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
John K. Darr	$5,608	N/A	N/A	$5,608 for service on one (1) board
Joseph T. Grause, Jr.	$5,608	N/A	N/A	$5,608 for service on one (1) board
Mitchell A. Johnson	$5,608	N/A	N/A	$5,608 for service on one (1) board
Betty L. Krikorian	$5,608	N/A	N/A	$5,608 for service on one (1) board
Bruce Speca	$5,608	N/A	N/A	$5,608 for service on one (1) board
George J. Sullivan	$6,247	N/A	N/A	$6,247 for service on one (1) board

1	The Trust is the only investment company in the Fund Complex.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Treasurer, Controller and Chief Financial Officer (since 2015). Director, SEI Investments, Fund Accounting, December 2014-September 2015. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, The Advisors’ Inner Circle Fund III, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end

Name and Year of Birth	Position with Trust	Principal Occupations in Past 5 Years

investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010.

Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

John Y. Kim (Born: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (“NYSE”) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Funds are closed for business when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. Purchases and redemptions will be made in full and fractional shares, calculated to three decimal places.

It is currently the Trust’s policy to pay for redemptions in cash. The Trust retains the right, however, to alter this policy so as to provide for redemptions in whole or in part by a distribution in kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust of up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

PRICING/DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and Other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the over-the-counter option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the over-the-counter option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Federal Income Tax Treatment of Dividends and Distributions. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares. It is not anticipated that any distributions by the Hawaii Municipal Bond Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Redemptions and Exchanges. Sales, redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gains distribution. In addition, any loss recognized by a shareholder upon the sale or redemption of shares of the Hawaii Municipal Bond Fund held for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares. The loss realized on a sale or other disposition of Fund shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, each Fund will permit its shareholders to elect from among several IRS-accepted basis methods, including the average basis method. In the absence of an election, each Fund will use the average basis method. The basis method elected by shareholders (or the basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of REMICs; (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of each Fund’s shares received by such Fund’s shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. Each Fund will not pay any additional amounts in respect to any amounts withheld.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest the fund earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in GNMA and Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Additional Considerations for the Hawaii Municipal Bond Fund. The Hawaii Municipal Bond Fund intends to qualify to pay “exempt interest dividends” to its shareholders by satisfying the requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations, the interest on which is exempt from regular federal income tax. As long as this and certain other requirements are met, dividends derived from the Hawaii Municipal Bond Fund’s net tax-exempt interest income will be “exempt interest dividends” that may be excluded from shareholders’ gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral income tax consequences, including alternative minimum tax consequences, as discussed below.

Exempt interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986 will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Hawaii Municipal Bond Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Hawaii Municipal Bond Fund, and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

The deduction for interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Hawaii Municipal Bond Fund will be limited for federal income tax purposes to the extent that any portion of such Fund’s distributions consists of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual’s “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Any loss on the sale or exchange of shares of the Hawaii Municipal Bond Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Hawaii Municipal Bond Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses, in trade or business, a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Hawaii Municipal Bond Fund to purchase sufficient amounts of tax-exempt securities to satisfy the requirements for the payment of exempt interest dividends.

Issuers of bonds purchased by the Hawaii Municipal Bond Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Hawaii Municipal Bond Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional tax benefit from the receipt of exempt-interest dividends.

The state and local tax consequences of an investment in the Hawaii Municipal Bond Fund may differ from the federal consequences described above and shareholders are urged to consult their tax advisers with respect to such consequence.

Hawaii Taxation. The State of Hawaii has specifically adopted Sections 852 and 855 of the Code for the purposes of calculating the Hawaii Municipal Bond Fund’s taxable income, which provisions provide for pass-through treatment of exempt interest dividends and capital gains, i.e., distributions by the Hawaii Municipal Bond Fund of dividends representing exempt interest and capital gains retain their original character in the hands of shareholders. As the State of Hawaii’s Department of Taxation has confirmed in response to a request by special counsel for the Trust, distributions from the Hawaii Municipal Bond Fund to its shareholders that are attributable to interest on obligations exempt from income tax in the State of Hawaii will not be subject to Hawaii income tax in the hands of shareholders so long as at least 50% of the Hawaii Municipal Bond Fund’s assets are invested in securities the interest from which is exempt from Hawaii state taxation. In addition, the Hawaii Department of Taxation has confirmed that interest income on obligations issued by the U.S. government and its territories is exempt from State of Hawaii income taxation. While the Hawaii Municipal Bond Fund intends to invest primarily in obligations that produce interest exempt from regular federal and Hawaii state tax, if the Fund invests in obligations that are not exempt for Hawaii income tax purposes, a portion of the Fund’s distribution will be subject to Hawaii income tax.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the advisers that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

For the fiscal years ended December 31, 2013, 2014 and 2015, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2013		2014		2015
Strategic Growth Fund	$15,097		$17,734		$18,232
Dividend Value Fund	$11,150		$14,742		$13,428
High Grade Income Fund	$0		$0		$0
Hawaii Municipal Bond Fund	$0		$0		$0
Short-Duration Bond Fund	N/A	[1]	N/A	[1]	N/A	[1]

1	The Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015.

Brokerage Selection. The Trust relies on the advisers to select brokers for Fund portfolio transactions. The advisers do not expect to use one particular broker or dealer for Fund portfolio transactions. The advisers select brokers based on the broker’s ability to provide “best execution.” The advisers consider a number of factors when selecting brokers, such as the broker’s reputation and level of experience, the broker’s ability to handle block trades and difficult transactions, commission rate, timeliness and accuracy of execution and settlement, the broker’s familiarity with the market, the broker’s reliability and integrity, the broker’s fairness in resolving any disputes with respect to a trade, the time and size of the order and execution, available liquidity and current market conditions. In addition, when one or more brokers are believed capable of providing the best combination of price and execution, an adviser may select a broker based upon brokerage or research services provided to the adviser. An adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the brokerage or research services provided.

Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by an adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement or the Sub-Adviser under the CMIA Sub-Advisory Agreement. Any advisory or other fees paid to an adviser are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, an adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities for clients, provide the adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended December 31, 2015, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to an adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services		Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Strategic Growth Fund	$6,568		$26,961,711
Dividend Value Fund	$9,346		$20,395,337
High Grade Income Fund	$0		$0
Hawaii Municipal Bond Fund	$0		$0
Short-Duration Bond Fund	N/A	[1]	N/A	[1]

1	The Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser (or Sub-Adviser), or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2013, 2014 and 2015, the Funds did not pay any aggregate brokerage commissions on portfolio transactions effected through affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the fiscal year ended December 31, 2015, the following Funds held securities of their “regular brokers and dealers” as follows:

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker- Dealer Held at Fiscal Year End
High Grade Income Fund	Barclay Investment	$568,000
	Royal Bank of Canada	$645,000
	Goldman Sachs Co.	$1,295,000
	JP Morgan Chase & Co.	$455,000
	BOSC, Inc.	$498,000
	Morgan Stanley	$569,000

Dividend Value Fund	JP Morgan Chase & Co.	$1,415,000

Portfolio Turnover Rate. For the fiscal years ended December 31, 2014 and 2015, the Funds experienced the following portfolio turnover rates:

Fund	Portfolio Turnover Rate
	2014	2015
Strategic Growth Fund	44%	55%
Dividend Value Fund	21%	24%
High Grade Income Fund	28%	24%
Hawaii Municipal Bond Fund	27%	28%
Short-Duration Bond Fund	N/A [1]	N/A [1]

1	The Short-Duration Bond Fund had not commenced operations as of the fiscal year ended December 31, 2015.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of series and shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series of shares or separate classes of series. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, and includes procedures to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President, Chief Compliance Officer, and portfolio managers to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Chief Compliance Officer reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each semi-annual report and annual report to shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-annual and annual reports are distributed to shareholders and are available on the Trust’s website at www.bishopstreetfunds.com. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Trust’s website also provides information about the Trust’s complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar/fiscal quarter (i.e., each March 31, June 30, September 30, and December 31) for each Fund. The information for the Funds is posted to the website 45 days after the end of each calendar/fiscal quarter. The information on the Trust’s website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as S&P’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds’ policy and procedures provide that the Chief Compliance Officer may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser, the Sub-Adviser and their affiliates or recipients of the Funds’ portfolio holdings information.

In addition, the Funds’ service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Funds.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust’s prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. With respect to the Strategic Growth Fund and the Dividend Value Fund, the Adviser has delegated proxy voting responsibility to CMIA. The Adviser and CMIA will each vote such proxies in accordance with their proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available (i) without charge, upon request, by calling 1-800-262-9565; and (ii) on the SEC’s website at http://www.sec.gov.

5% AND 25% SHAREHOLDERS

As of April 4, 2016, the following persons were the only persons who were record owners of 5% or more, or more than 25%, of the Funds’ shares. The Trust believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. A shareholder owning of record or beneficially more than 25% of a particular Fund’s shares may be considered to be a “controlling person” of that Fund. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund. Because the Short-Duration Bond Fund had not commenced operations as of the date of this SAI, it did not have any beneficial owners to report.

Fund	Shareholder and Shareholder Address	Number of Shares Owned	Record Ownership of Shares (%)
Strategic Growth Fund – Class I Shares	SEI Private Trust Company C/O First Hawaiian Bank ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	1,994,526.6100	70.69%
	SEI Private Trust Company C/O First Hawaiian Bank ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	763,156.1020	27.05%

Fund	Shareholder and Shareholder Address	Number of Shares Owned	Record Ownership of Shares (%)

Dividend Value Fund – Class I Shares	SEI Private Trust Co C/O First Hawaiian Bank One Freedom Valley Dr Oaks, PA 19456-9989	2,177,107.7850	63.53%
	SEI Private Trust Company C/O First Hawaiian Bank One Freedom Valley Drive Oaks, PA 19456-9989	1,190,421.2170	34.73%

High Grade Income Fund – Class I Shares	SEI Private Trust Company C/O First Hawaiian Bank ATTN Mutual Funds One Freedom Valley Dr Oaks, PA 19456-9989	2,765,781.7790	39.09%

	SEI Trust Company C/O First Hawaiian Bank ATTN Mutual Funds One Freedom Valley Dr Oaks, PA 19456-9989	2,177,690.1030	30.78%

	Mercer Trust Co ATTN DC Plan Admin Team 1 Investors Way MSC N-2-G Norwood, MA 02062-1599	1,568,870.7920	22.17%

Hawaii Municipal Bond Fund – Class I Shares	SEI Private Trust Company C/O First Hawaiian Bank ATTN Mutual Funds One Freedom Valley Dr Oaks, PA 19456-9989	7,754,647.2030	65.92%

Hawaii Municipal Bond Fund – Class A Shares	Harry Martens Von Holt TR Harry Martens Von Holt Rev Liv TR U/A DTD 04/16/1991 PO Box 1879 Kamuela, HI 96743-1879	106,111.7420	5.01%

FINANCIAL INFORMATION

The Trust’s financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2015 are herein incorporated by reference and deemed to be a part of this SAI. A copy of the Annual Report is available without charge at www.bishopstreetfunds.com.

APPENDIX A—DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

DESCRIPTION OF MOODY’S GLOBAL RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.

Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P’S ISSUE CREDIT RATINGS

An S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and the promise S&P imputes;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH’S CREDIT RATINGS

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

BISHOP STREET CAPITAL MANAGEMENT

Proxy Voting Policies and Procedures

Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Bishop Street Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Bishop Street Capital Management has retained the services of Glass-Lewis, a nationally recognized and independent proxy service, to provide research and automated voting for proxy issues based on its research. For the Bishop Street Funds portfolios that are subadvised by other SEC-registered investment advisers, proxy voting authority and disclosure has been delegated to the respective subadviser.

Procedure

Bishop Street Capital Management has adopted various procedures and reviews to implement the firm’s policy and to monitor and insure the firm’s policy is observed, implemented properly and amended or updated as appropriate. All proxies will be automatically forwarded to Glass-Lewis whose responsibilities will include:

•	Review of proxies received against securities held and attempt to obtain any missing proxy materials/ballots prior to the voting deadline.

•	Voting the proxies according to the research service provider’s recommendation.

•	Transmitting the voted proxies to the issuer.

•	Recording how each proxy was voted for each client.

•	Maintaining appropriate proxy voting records by issuer and for clients.

•	Prepare and provide proxy voting reports to clients upon client request.

Glass-Lewis votes all proxies based on their recommendations and underlying voting guidelines and value system. The BSCM Proxy Committee performs an annual review of the Glass-Lewis voting guidelines and value system to confirm that they are consistent with the best economic interests of the firm’s clients. The BSCM Proxy Committee also performs an annual review of the Glass-Lewis Policies, Procedures and Practices

Regarding Potential Conflicts of Interest to confirm that Glass-Lewis remains independent and objective in the formulation of its recommendations according to its voting guidelines and value system. All reviews and conclusions will be documented in minutes of the BSCM Proxy Committee.

Periodically, the Chief Compliance Officer or designate will review the Glass-Lewis voting record of proxies voted for all BSCM holdings under its direct management upon which the firm has authority to act and that are not under the oversight of its subadvisers and test proxy votes cast by Glass-Lewis for compliance with the Glass-Lewis voting guidelines and value system then in effect.

Proxy Voting Policies and Procedures – Columbia Management Investment Advisers, LLC

PROXY VOTING GUIDELINES

FEBRUARY 1, 2015

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

Set forth on the following pages are guidelines adopted and used by Columbia Management Investment Advisers, LLC (the “Adviser”, “We”, “Us” or “Our”) in voting proxies (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Adviser may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle Group of Companies

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

DIRECTORS, BOARDS, COMMITTEES

ELECT DIRECTORS

In a routine election of directors, the Adviser generally will vote FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Adviser generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

•	Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

•	Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

•	Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

•	Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

•	Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

•	Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

•	Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

•	Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Adviser will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Adviser will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

SHAREHOLDER NOMINATIONS FOR DIRECTOR

The Adviser will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above used to evaluate nominees.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

SHAREHOLDER NOMINATIONS FOR DIRECTOR – SPECIAL CRITERIA

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

DIRECTOR INDEPENDENCE AND COMMITTEES

The Adviser generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

INDEPENDENT BOARD CHAIR / LEAD DIRECTOR

The Adviser generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

REMOVAL OF DIRECTORS

The Adviser generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Adviser will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

BOARD VACANCIES

The Adviser generally will vote in accordance with recommendations made by the third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

CUMULATIVE VOTING

In the absence of proxy access rights or majority voting, the Adviser generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

MAJORITY VOTING

The Adviser generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

NUMBER OF DIRECTORS

The Adviser generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

TERM LIMITS

The Adviser generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

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GENERAL CORPORATE GOVERNANCE

RIGHT TO CALL A SPECIAL MEETING

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

ELIMINATE OR RESTRICT RIGHT TO CALL SPECIAL MEETING

The Adviser generally will vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

LEAD INDEPENDENT DIRECTOR RIGHT TO CALL SPECIAL MEETING

The Adviser generally will vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

ADJOURN MEETING

The Adviser will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

OTHER BUSINESS

The Adviser generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

ELIMINATE OR RESTRICT ACTION BY WRITTEN CONSENT

The Adviser generally will vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

VOTE UNMARKED PROXIES

The Adviser generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

PROXY CONTEST ADVANCE NOTICE

The Adviser generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

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MINIMUM STOCK OWNERSHIP

The Adviser will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

DIRECTOR AND OFFICER INDEMNIFICATION

The Adviser generally will vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

CONFIDENTIAL VOTING

The Adviser generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Adviser support the proposal to minimize pressure on shareholders, particularly employee shareholders.

MISCELLANEOUS GOVERNING DOCUMENT AMENDMENTS

The Adviser generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

CHANGE COMPANY NAME

The Adviser generally will vote FOR routine business matters such as changing the company’s name.

APPROVE MINUTES

The Adviser generally will vote FOR routine procedural matters such as approving the minutes of a prior meeting.

CHANGE DATE/TIME/LOCATION OF ANNUAL MEETING

The Adviser will vote in accordance with the recommendation of the third party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

APPROVE ANNUAL, FINANCIAL AND STATUTORY REPORTS

The Adviser generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

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COMPENSATION

APPROVE OR AMEND OMNIBUS EQUITY COMPENSATION PLAN

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

APPROVE OR AMEND STOCK OPTION PLAN

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

APPROVE OR AMEND EMPLOYEE STOCK PURCHASE PLAN

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

APPROVE OR AMEND PERFORMANCE-BASED 162(M) COMPENSATION PLAN

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

APPROVE OR AMEND RESTRICTED STOCK PLAN

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

STOCK OPTION REPRICING OR EXCHANGES

The Adviser generally will vote in accordance with recommendations made by the third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Adviser generally will vote FOR proposals to put stock option repricings to a shareholder vote.

PERFORMANCE-BASED STOCK OPTIONS

The Adviser will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

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BAN FUTURE STOCK OPTION GRANTS

The Adviser generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

REQUIRE STOCK RETENTION PERIOD

The Adviser generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

REQUIRE APPROVAL OF EXTRAORDINARY BENEFITS

The Adviser generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

PAY FOR PERFORMANCE

The Adviser will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

SAY ON PAY

The Adviser generally will vote in accordance with recommendations made by the third party research provider, taking into consideration the company’s pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure.

EXECUTIVE SEVERANCE AGREEMENTS

The Adviser generally will vote in accordance with recommendations made by the third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

APPROVE OR AMEND DEFERRED COMPENSATION PLANS FOR DIRECTORS

The Adviser generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

SET DIRECTOR COMPENSATION

The Adviser generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

DIRECTOR RETIREMENT PLANS

The Adviser generally will vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

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BUSINESS ENTITY AND CAPITALIZATION

COMMON OR PREFERRED STOCK – INCREASE IN AUTHORIZED SHARES OR CLASSES

The Adviser will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, the Adviser will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Adviser also will consider on a CASE-BY-CASE basis.

COMMON OR PREFERRED STOCK – DECREASE IN AUTHORIZED SHARES OR CLASSES

The Adviser generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

COMMON STOCK – CHANGE IN PAR VALUE

The Adviser generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

AUTHORIZE SHARE REPURCHASE PROGRAM

The Adviser generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

STOCK SPLITS

The Adviser generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

PRIVATE PLACEMENTS, CONVERSION OF SECURITIES, ISSUANCE OF WARRANTS OR CONVERTIBLE DEBENTURES

The Adviser generally will vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Adviser generally will vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

ISSUANCE OF EQUITY OR EQUITY-LINKED SECURITIES WITHOUT SUBSCRIPTION RIGHTS (PREEMPTIVE RIGHTS)

The Adviser generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Adviser generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

RECAPITALIZATION

The Adviser generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Adviser generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

MERGER AGREEMENT

The Adviser will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

GOING PRIVATE

The Adviser will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

REINCORPORATION

The Adviser will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Adviser generally will vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Adviser generally will vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

BUNDLED PROPOSALS

The Adviser generally will vote in accordance with recommendations made by the third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

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DEFENSE MECHANISMS

SHAREHOLDER RIGHTS’ PLAN (POISON PILL)

The Adviser will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

SUPERMAJORITY VOTING

The Adviser generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

CONTROL SHARE ACQUISITION PROVISIONS

The Adviser generally will vote FOR proposals to opt out of control share acquisition statutes and generally will vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

ANTI-GREENMAIL

The Adviser generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

CLASSIFICATION OF BOARD OF DIRECTORS

The Adviser generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

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AUDITORS

RATIFY OR APPOINT AUDITORS

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, or situations where independence has been compromised.

PROHIBIT OR LIMIT AUDITOR’S NON-AUDIT SERVICES

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

INDEMNIFICATION OF EXTERNAL AUDITOR

The Adviser generally will vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

INDEMNIFICATION OF INTERNAL AUDITOR

The Adviser generally will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

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ENVIRONMENTAL AND SOCIAL

DISCLOSE ENVIRONMENTAL OR SOCIAL AGENDA

Proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare or other environmental and social issues, will be reviewed and, if after considering the proposal the Adviser believes the matter may bear on the long-term value creation or sustainability of the company, a vote FOR or AGAINST may be cast, otherwise the Adviser generally will ABSTAIN from voting.

SOCIALLY RESPONSIBLE INVESTING

Proposals that seek to have a company take a position on social or environmental issues will be reviewed and, if after considering the proposal the Adviser believes the matter may bear on the long-term value creation or sustainability of the company, a vote FOR or AGAINST may be cast, otherwise the Adviser generally will ABSTAIN from voting.

PROHIBIT OR DISCLOSE CONTRIBUTIONS AND LOBBYING EXPENSES

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

DISCLOSE PRIOR GOVERNMENT SERVICE

Proposals seeking a company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years will be reviewed and, if after considering the proposal the Adviser believes the matter may bear on the long-term value creation or sustainability of the company, a vote FOR or AGAINST may be cast, otherwise the Adviser generally will ABSTAIN from voting.

CHANGE IN OPERATIONS OR PRODUCTS MANUFACTURED OR SOLD

Proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) will be reviewed and, if after considering the proposal the Adviser believes the matter may bear on the long-term value creation or sustainability of the company, a vote FOR or AGAINST may be cast, otherwise the Adviser generally will ABSTAIN from voting.

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FOREIGN ISSUES – DIRECTORS, BOARDS, COMMITTEES

APPROVE DISCHARGE OF MANAGEMENT (SUPERVISORY) BOARD

The Adviser generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

ANNOUNCE VACANCIES ON MANAGEMENT (SUPERVISORY) BOARD

The Adviser generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

APPROVE DIRECTOR FEES

The Adviser generally will vote in accordance with recommendations made by the third party research provider on proposals seeking approval of director fees.

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FOREIGN ISSUES – GENERAL CORPORATE GOVERNANCE

DIGITALIZATION OF CERTIFICATES

The Adviser generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

AUTHORIZE FILING OF REQUIRED DOCUMENTS AND OTHER FORMALITIES

The Adviser generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

PROPOSE PUBLICATIONS MEDIA

The Adviser generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

CLARIFY ARTICLES OF ASSOCIATION OR INCORPORATION

The Adviser generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

UPDATE ARTICLES OF ASSOCIATION OR INCORPORATION WITH PROXY RESULTS

The Adviser generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

CONFORM ARTICLES OF ASSOCIATION OR INCORPORATION TO LAW OR STOCK EXCHANGE

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

AUTHORIZE BOARD TO RATIFY AND EXECUTE APPROVED RESOLUTIONS

The Adviser generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

PREPARE AND APPROVE LIST OF SHAREHOLDERS

The Adviser generally will vote FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

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AUTHORIZE COMPANY TO ENGAGE IN TRANSACTIONS WITH RELATED PARTIES

The Adviser generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

AMEND ARTICLES TO LOWER QUORUM REQUIREMENT FOR SPECIAL BUSINESS

The Adviser generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

CHANGE DATE/LOCATION OF ANNUAL MEETING

The Adviser will vote in accordance with the recommendation of the third party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

ELECT CHAIRMAN OF THE MEETING

The Adviser generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

AUTHORIZE NEW PRODUCT LINES

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

APPROVE FINANCIAL STATEMENTS, DIRECTORS’ REPORTS AND AUDITORS’ REPORTS

The Adviser generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

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FOREIGN ISSUES – COMPENSATION

APPROVE RETIREMENT BONUSES FOR DIRECTORS/STATUTORY AUDITORS

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

APPROVE PAYMENT TO DECEASED DIRECTOR’S/STATUTORY AUDITOR’S FAMILY

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

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FOREIGN ISSUES – BUSINESS ENTITY, CAPITALIZATION

SET OR APPROVE THE DIVIDEND

The Adviser generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

APPROVE ALLOCATION OF INCOME AND DIVIDENDS

The Adviser generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

APPROVE SCRIP (STOCK) DIVIDEND ALTERNATIVE

The Adviser generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Adviser generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AUTHORIZE ISSUANCE OF EQUITY OR EQUITY-LINKED SECURITIES

The Adviser generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

AUTHORIZE ISSUANCE OF BONDS

The Adviser generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

AUTHORIZE CAPITALIZATION OF RESERVES FOR BONUS ISSUE OR INCREASE IN PAR VALUE

The Adviser generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

INCREASE ISSUED CAPITAL FOR RIGHTS ISSUE

The Adviser generally will vote FOR proposals requesting shareholder approval to increase issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

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BOARD AUTHORITY TO REPURCHASE SHARES

The Adviser generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

AUTHORIZE REISSUANCE OF REPURCHASED SHARES

The Adviser generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

APPROVE PAYMENT OF CORPORATE INCOME TAX

The Adviser generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

CANCEL PRE-APPROVED CAPITAL ISSUANCE AUTHORITY

The Adviser generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

ALLOTMENT OF UNISSUED SHARES

The Adviser generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

AUTHORITY TO ALLOT SHARES FOR CASH

The Adviser generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

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FOREIGN ISSUES – DEFENSE MECHANISMS

AUTHORIZE BOARD TO USE ALL OUTSTANDING CAPITAL

The Adviser will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

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FOREIGN ISSUES – AUDITORS

APPROVE SPECIAL AUDITORS’ REPORT

The Adviser generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

APPOINT STATUTORY AUDITOR

The Adviser generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

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FOREIGN ISSUES – ENVIRONMENTAL AND SOCIAL

AUTHORIZE COMPANY TO MAKE EU POLITICAL ORGANIZATION DONATIONS

The Adviser generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

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BISHOP STREET FUNDS

PART C: OTHER INFORMATION

Item 28. Exhibits:

(a)(1)	Agreement and Declaration of Trust of Bishop Street Funds (the “Trust” or the “Registrant”), dated May 25, 1994, is incorporated herein by reference to Exhibit B1 of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

(a)(2)	Amended and Restated Agreement and Declaration of Trust of the Registrant, dated September 1, 1994, is incorporated herein by reference to Exhibit B1(a) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

(a)(3)	Amendment No. 1, dated May 15, 2012, to the Amended and Restated Agreement and Declaration of Trust of the Registrant dated September 1, 1994, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(b)(1)	By-Laws of the Registrant are incorporated herein by reference to Exhibit B2 of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

(b)(2)	Amended By-Laws of the Registrant are incorporated herein by reference to Exhibit B2(b) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001047469-98-007820 on February 26, 1998.

(b)(3)	Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit (b)(3) of Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000950123-10-019338 on March 1, 2010.

(b)(4)	Second Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit (b)(4) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-12-196505 on April 30, 2012.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement, dated March 31, 1999, between the Registrant and First Hawaiian Bank is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001047469-99-017444 on April 30, 1999.

(d)(2)	Assignment and Assumption Agreement, dated February 22, 2000, between First Hawaiian Bank and Bishop Street Capital Management is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-00-000577 on May 1, 2000.

(d)(3)	Consent to Assignment and Assumption, dated February 22, 2000, between the Registrant and First Hawaiian Bank is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-00-000577 on May 1, 2000.

(d)(4)	Schedule A, as last amended March 31, 2016, to the Investment Advisory Agreement, dated March 31, 1999, between the Registrant and Bishop Street Capital Management, is filed herewith.

(d)(5)	Amended and Restated Sub-Advisory Agreement, dated May 24, 2010, as amended, between Bishop Street Capital Management and Columbia Management Investment Advisers, LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-14-173017 on April 30, 2014.

(d)(6)	Expense Limitation Agreement, dated April 30, 2010, between the Registrant and Bishop Street Capital Management is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000950123-10-042077 on April 30, 2010.

(e)(1)	Amended and Restated Distribution Agreement, dated February 21, 2007, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with SEC via EDGAR Accession No. 0000893220-07-001562 on April 30, 2007.

(e)(2)	Amendment No. 1, dated August 2010, to the Amended and Restated Distribution Agreement, dated February 21, 2007, between the Registrant and SEI Investments Distribution Co., is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(e)(3)	SEI Investments Distribution Co. Sub-Distribution and Servicing Agreement, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(f)	Not Applicable.

(g)(1)	Mutual Fund Custody Agreement, dated August 4, 2000, between the Registrant and Union Bank of California, N.A. (now, MUFG Union Bank, N.A.) is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with SEC via EDGAR Accession No. 0000893220-04-000847 on April 29, 2004.

(g)(2)	Letter Agreement, dated July 1, 2002, between the Registrant and Union Bank of California, N.A. (now, MUFG Union Bank, N.A.), supplementing the Mutual Fund Custody Agreement, dated August 4, 2000, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with SEC via EDGAR Accession No. 0000893220-04-000847 on April 29, 2004.

(g)(3)	Amended and Restated Appendix B, dated November 18, 2008, to the Mutual Fund Custody Agreement, dated August 4, 2000, between the Registrant and Union Bank of California, N.A. (now, MUFG Union Bank, N.A.), is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(h)(1)	Administration Agreement, dated January 27, 1995, between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to Exhibit B9(a) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

(h)(2)	Consent to Assignment and Assumption, dated June 1, 1996, of the Administration Agreement, dated January 27, 1995, between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) to SEI Fund Resources is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000912057-97-014754 on April 30, 1997.

(h)(3)	Amendment No. 1, dated May 10, 2001, to the Consent to Assignment and Assumption, dated June 1, 1996, between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with SEC via EDGAR Accession No. 0000893220-02-000518 on April 26, 2002.

(h)(4)	Schedule, dated November 30, 2007, to the Administration Agreement, dated January 27, 1995, between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services), is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(h)(5)	Agency Agreement, dated August 13, 2004, between the Registrant and DST Systems, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-06-000980 on May 1, 2006.

(h)(6)	Amendment, dated September 5, 2008, to the Agency Agreement, dated August 13, 2004, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(h)(7)	Shareholder Services Plan between the Registrant and SEI Investments Distribution Co., is filed herewith.

(h)(8)	Shareholder Service Provider Agreement between SEI Investments Distribution Co. and First Hawaiian Bank, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Hawaii Municipal Bond Fund, High Grade Income Fund, Strategic Growth Fund, Dividend Value Fund and Short-Duration Bond Fund, is filed herewith.

(j)	Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP, relating to the Hawaii Municipal Bond Fund, High Grade Income Fund, Strategic Growth Fund and Dividend Value Fund, is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Distribution (12b-1) Plan (Class A Shares) is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with SEC via EDGAR Accession No. 0001047469-99-023948 on June 11, 1999.

(n)(1)	Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-09-000426 on February 27, 2009.

(n)(2)	Amended and Restated Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, is filed herewith.

(o)	Not Applicable.

(p)(1)	Combined Code of Ethics for the Registrant, The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II, as last revised November 13, 2012, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(p)(2)	Code of Ethics for SEI Investments Distribution Co., as last revised September 1, 2015, is filed herewith.

(p)(3)	Code of Ethics for SEI Investments Global Funds Services, as last revised February 2015, is filed herewith.

(p)(4)	Code of Ethics for Bishop Street Capital Management Corporation, dated September 9, 2004, is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-05-000981 on April 29, 2005.

(p)(5)	Code of Ethics for Columbia Management Investment Advisers, LLC, as last revised May 1, 2010, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000950123-11-042001 on April 29, 2011.

(q)(1)	Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, William M. Doran, John K. Darr, George J. Sullivan, Jr., Michael Beattie, Mitchell A. Johnson, Bruce R. Speca and Joseph T. Grause, Jr. are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-14-076110 on February 28, 2014.

(q)(2)	Power of Attorney for Mr. Rami Abdel-Rahman is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-15-161806 on April 30, 2015.

(q)(3)	Power of Attorney for Mr. Stephen Connors is incorporated herein by reference to Exhibit (q)(3) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-16-462526 on February 12, 2016.

Item 29. Persons Controlled by or under Common Control with Registrant:

See the Statement of Additional Information regarding the Registrant’s control relationships. The administrator of the Registrant, SEI Investments Global Funds Services, is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 30. Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as exhibit (a)(1) to the Registrant’s Registration Statement is incorporated herein by reference. Insofar as indemnification liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Bishop Street Capital Management

Bishop Street Capital Management (“BSCM”) serves as the investment adviser to the Registrant’s Hawaii Municipal Bond Fund, High Grade Income Fund, Strategic Growth Fund, Dividend Value Fund and Short-Duration Bond Fund. The principal business address for BSCM is 999 Bishop Street, 28th Floor, Honolulu, Hawaii, 96813. BSCM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2014 and 2015.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Alan H. Arizumi, Chairman and Chief Executive Officer, Director	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Vice Chairman and Manager Wealth Management and Consumer Banking Group

	First Hawaiian Bank Foundation 999 Bishop Street Honolulu, HI 96813	Director

	FHB Guam Trust Co. 645 South Marine Corps Drive Tamuning, 96913 Guam	Vice Chairman & Director

	BancWest Investment Services, Inc. 180 Montgomery Street San Francisco, CA 94104	Director

	Kuakini Medical Center 347 N. Kuakini St. Honolulu, HI 96817	Treasurer/Director

	Kuakini Health System 347 N. Kuakini St. Honolulu, HI 96817	Director

	Oahu Economic Development Board 735 Bishop Street, Suite 424 Honolulu, HI 96813	Special Advisor

	McKinley High School Foundation 1039 South King Street Honolulu, HI 96814	Director

	The Nature Conservancy of Hawaii 923 Nuuanu Avenue Honolulu, HI 96817	Trustee

	KCAA Preschools of Hawaii 2707 South King Street Honolulu, HI 96826	Trustee

	Hawaii Community Foundation 827 Fort Street Mall Honolulu, HI 96813	Board Governor

	Hawaii Youth Symphony 1110 University Ave. Suite 200 Honolulu, HI 96826	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Robert T. Fujioka, Director	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Vice Chairman, Chief Lending Officer, Manager of Commercial Banking Group

	First Hawaiian Bank Foundation 999 Bishop Street Honolulu, HI 96813	Director

	First Hawaiian Leasing Inc. 999 Bishop Street Honolulu, HI 96813	Chief Executive Officer & Director

	FHL SPC One Inc. 999 Bishop Street Honolulu, HI 96813	Chief Executive Officer & Director

	Hawaii Economic Development Corporation 222 Vineyard Street Honolulu, HI 96813	Board Member

	Japanese American National Museum 100 N. Central Avenue Los Angeles, CA 90012	Trustee

	Marina West Community Association PO Box 25758 Honolulu, HI 96825	Director

	Clarence T. C. Ching Foundation ASB Tower, Suite 770 1001 Bishop Street Honolulu, HI 96813	Trustee

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Robert S. Harrison, Director	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Chairman, Chief Executive Officer & Director

	First Hawaiian Bank Foundation 999 Bishop Street Honolulu, HI 96813	Chairman & Director

	FHB Guam Trust Co. 645 South Marine Corps Drive Tamuning, 96913 Guam	Chairman & Director

	FHL SPC One, Inc. 999 Bishop Street Honolulu, HI 96813	Chairman & Director

	First Hawaiian Leasing, Inc. 999 Bishop Street Honolulu, HI 96813	Chairman & Director

	BancWest Investment Services, Inc. 180 Montgomery Street San Francisco, CA 94104	Director

	Alexander & Baldwin, Inc. 822 Bishop Street Honolulu, HI 96813	Director

	Aloha Harvest 3599 Waialae Ave., #23 Honolulu, HI 96816	Chairman Emeritus

	Blood Bank of Hawaii 2043 Dillingham Boulevard Honolulu, HI 96819	Director

	Hawaii Community Foundation 827 Fort Street Mall Honolulu, HI 96813	Board Member

	Japan America Society of Hawaii P.O. Box 1412 Honolulu, HI 96806	Director

	Chaminade University 3140 Waialae Avenue Honolulu, HI 96816	Board of Governors

	Hawaii Business Roundtable 1003 Bishop St. Honolulu, HI 96813	Chairman

	Hawaii Medical Service Association 818 Keeaumoku St. Honolulu, HI 96814	Chairman & Director

	Hawaii Bankers Association 1000 Bishop Street, Suite 301B Honolulu, HI 96813	President

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Raymond S. Ono, Director	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Vice Chairman and Chief Banking Officer

	First Hawaiian Bank Foundation 999 Bishop Street Honolulu, HI 96813	Director

	First Hawaiian Leasing, Inc. 999 Bishop Street Honolulu, HI 96813	Director & Vice Chairman

	The Bankers Club, Inc. 999 Bishop Street Honolulu, HI 96813	Director

	Center Club, Inc. 999 Bishop Street Honolulu, HI 96813	Director, Vice President & Treasurer

	Friends of Hawaii Charities 733 Bishop Street Suite 2160 Honolulu, HI 96813	Director, Executive Committee Member

	Rehabilitation Hospital of the Pacific 226 North Kuakini Street Honolulu, HI 96817	Director, Chariman of the Board-Elect, Chairman Audit Committee, Executive Committee Member, Long Range Planning Committee Member and Finance Committee Member

	The Chamber of Commerce of Hawaii, Military Affairs Council 1132 Bishop Street Suite 402 Honolulu, HI 96813	Member

	Iolani School 536 Kamoku Street Honolulu, HI 96826	Director, Member of Finance Committee

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Michael Ching, Treasurer	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Executive Vice President, Chief Financial Officer and Treasurer

	BancWest Corporation 180 Montgomery Street San Francisco, CA 94104	Assistant Treasurer

	FHL SPC One, Inc. 999 Bishop Street Honolulu, HI 96813	Director/Treasurer

	First Hawaiian Bank Foundation 999 Bishop Street Honolulu, HI 96813	Director/Treasurer

	First Hawaiian Leasing, Inc. 999 Bishop Street Honolulu, HI 96813	Director/Treasurer

	Real Estate Delivery 2, Inc. 999 Bishop Street Honolulu, HI 96813	Vice President & Treasurer

	Aloha Risk Management Company, Inc. 745 Fort Street, Ste 1100 Honolulu, HI 96813	Director/President, Secretary and Treasurer

	Bishop Street Insurance Corporation 745 Fort Street, Ste 1100 Honolulu, HI 96813	Director/Vice President, Secretary and Treasurer

	Aloha Council, Boy Scouts of America 45 Puiwa Road Honolulu, HI 96817	Treasurer and Board Member

	American Diabetes Association Pioneer Plaza 900 Fort Street Mall, Ste. 940 Honolulu, HI 96813	Board Member

	Chinese Chamber of Commerce 8 S. King Street, Ste. 201 Honolulu, HI 96813	Board Member

	Hawaii Theatre Center 1130 Bethel Street Honolulu, HI 96813	Board Member

	Hawaiian Humane Society 2700 Waialae Avenue Honolulu, HI 96826	Board Member

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Alton A. Murakami, Vice President and Tax Manager	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Vice President, Tax and Risk Manager

	First Hawaiian Bank Foundation 999 Bishop Street Honolulu, HI 96813	Vice President & Tax Manager

	First Hawaiian Leasing, Inc. 999 Bishop Street Honolulu, HI 96813	Vice President & Tax Manager

	The Bankers Club, Inc. 999 Bishop Street Honolulu, HI 96813	Vice President & Tax Manager

	Center Club, Inc. 999 Bishop Street Honolulu, HI 96813	Vice President & Tax Manager

	FHL SPC One, Inc. 999 Bishop Street Honolulu, HI 96813	Vice President & Tax Manager

	FHB Guam Trust Co. 645 South Marine Corps Drive Tamuning, 96913 Guam	Vice President & Tax Manager

	Aloha Risk Management Company, Inc. 745 Fort Street, Ste 1100 Honolulu, HI 96813	Vice President

	Real Estate Delivery 2, Inc. 999 Bishop Street Honolulu, HI 96813	Vice President & Tax Manager

	Bishop Street Insurance Corporation 745 Fort Street, Ste 1100 Honolulu, HI 96813	Vice President

	Lanakila Pacific Foundation 1809 Bachelot Street Honolulu, HI 96817	Director, Secretary & Treasurer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Michael K. Hirai, Director, President, Chief Investment Officer, and Director of Fixed Income	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Senior Vice President
	CFA Society Hawaii P.O. Box 580 Honolulu, HI 96809	Director
	U.S.-Japan Council 1819 L Street, NW Suite 200 Washington, DC 20036	Vice Chairman and Director
	Aloha Council, Boy Scouts of America 45 Puiwa Road Honolulu, HI 96817	Executive Board Member
	Japanese Cultural Center of Hawaii 2454 South Beretania Street Honolulu, HI 96826	Investment Advisory Board

David K. Rair, Secretary	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Vice President
	Hawaii Canine Assistance Network 745 Fort Street, Suite 900 Honolulu, HI 96813	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Ryan S. Ushijima, Senior Vice President, Chief Compliance Officer	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Vice President and Compliance Officer in Charge
	ULR Laboratories LLC 5333 Likini Street #1510 Honolulu, HI 96818	Manager
	CMI Research Management LLC 5333 Likini Street #1510	Manager

Kenneth L. Miller, Senior Vice President and Director of Equity	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Senior Vice President and Chief Investment Strategist
	Kahala Nui 4389 Malia Street Honolulu, HI 96821	Director
	Pacific Asian Center for Entrepreneurship University of Hawaii at Manoa Shidler College of Business 2404 Maile Way, Rm E-301 Honolulu, HI 96822	Director

Jennifer C.M. Carias, Senior Vice President and Portfolio Manager	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Vice President
	CFA Society Hawaii P.O. Box 580 Honolulu, HI 96809	Director

Joshua T. Lam Assistant Vice President and Fixed Income Portfolio Manager	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Assistant Vice President and Portfolio Manager

Leigh Ann T. Uchida, Assistant Vice President	First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813	Assistant Vice President

12

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA”) serves as the sub-adviser for the Registrant’s Dividend Value Fund and Strategic Growth Fund. The principal business address of CMIA is 225 Franklin Street, Boston, Massachusetts 02110. CMIA is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended December 31, 2014 and 2015, none of the directors or officers of CMIA, except as set forth below, is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CMIA, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment management services for the Registrant and certain other clients. Information regarding the business of CMIA and the directors and principal officers of CMIA is also included in the Form ADV filed by CMIA with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with CMIA, certain directors and officers of CMIA also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries.

Item 32. Principal Underwriters

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009

13

Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	February 20, 2014
O’Connor EQUUS	May 15, 2014
Winton Series Trust	December 11, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015
Gallery Trust	January 8, 2016

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Hirx	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

14

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31(a)-1(b); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s custodian:

MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)

350 California Street

6th Floor

San Francisco, California 94104

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s investment advisers:

Bishop Street Capital Management

999 Bishop Street

Honolulu, Hawaii 96813

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Item 34. Management Services: None.

Item 35. Undertakings: None.

15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 45 to Registration Statement No. 033-80514 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 29th day of April 2016.

BISHOP STREET FUNDS

By:	*
Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	April 29, 2016
John K. Darr

*	Trustee	April 29, 2016
William M. Doran

*	Trustee	April 29, 2016
Joseph T. Grause, Jr.

*	Trustee	April 29, 2016
Mitchell A. Johnson

*	Trustee	April 29, 2016
Betty L. Krikorian

*	Trustee	April 29, 2016
Robert A. Nesher

*	Trustee	April 29, 2016
Bruce Speca

*	Trustee	April 29, 2016
George J. Sullivan, Jr.

*	President	April 29, 2016
Michael Beattie

*	Treasurer, Controller &	April 29, 2016
Stephen Connors	Chief Financial Officer

*By:	/s/ Dianne M. Descoteaux
Dianne M. Descoteaux
Attorney-in-Fact

EXHIBIT INDEX

(d)(4)	Schedule A, as last amended March 31, 2016, to the Investment Advisory Agreement, dated March 31, 1999, between the Registrant and Bishop Street Capital Management

(h)(7)	Shareholder Services Plan between the Registrant and SEI Investments Distribution Co.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP relating to the Hawaii Municipal Bond Fund, High Grade Income Fund, Strategic Growth Fund, Dividend Value Fund and Short-Duration Bond Fund

(j)	Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP relating to the Hawaii Municipal Bond Fund, High Grade Income Fund, Strategic Growth Fund and Dividend Value Fund

(n)(2)	Amended and Restated Schedule A, to the Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, between the Registrant and Bishop Street Capital Management

(p)(2)	SEI Investments Distribution Co. Code of Ethics, dated September 1, 2015

(p)(3)	SEI Investments Global Funds Services Code of Ethics, dated February 2015